SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ☐

Check the appropriate box:

⌧	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ClearSign Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED APRIL 14, 2023

ClearSign Technologies Corporation

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

Dear Shareholder:

You are invited to attend the 2023 annual meeting of shareholders of ClearSign Technologies Corporation (the “Annual Meeting”) on June 6, 2023 at 1:00 p.m. Central Daylight Standard Time. The Annual Meeting will be completely virtual conducted live via the Internet. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CLIR2023.

At this year’s meeting, you will be asked to: (1) elect five directors to serve until the election and qualification of their successors; (2) approve, on an advisory basis, the appointment of BPM CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) approve, on an advisory basis, the compensation paid to our named executive officers; (4) approve our reincorporation from the State of Washington to the State of Delaware; and (5) approve one or more adjournments of the Annual Meeting in certain circumstances.

The Board of Directors has fixed the close of business on April 14, 2023 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company’s common stock on the Record Date, you are eligible to vote with respect to these matters either electronically, at the meeting, or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. We urge you to authorize your proxy in advance by following the instructions printed on it. Returning the proxy does NOT deprive you of your right to attend the virtual meeting and vote your shares.

Sincerely,

/s/ Colin James Deller
Colin James Deller, Chief Executive Officer

Tulsa, Oklahoma
April 25, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 6, 2023; THIS PROXY STATEMENT AND THE 2022 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.PROXYVOTE.COM

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED APRIL 14, 2023

ClearSign Technologies Corporation

8023 E. 63rd Place Suite 101

Tulsa, Oklahoma 74133

Notice of 2023 Annual Meeting of Shareholders

to be held June 6, 2023

To the Shareholders of ClearSign Technologies Corporation:

The 2023 Annual Meeting of Shareholders will at 1:00 p.m. Central Daylight Standard Time on June 6, 2023. The Annual Meeting will be a virtual meeting of shareholders conducted live via the Internet. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/CLIR2023. During the Annual Meeting, shareholders will be asked to:

(1)	elect five directors to serve until the election and qualification of their successors;

(2)	approve, on an advisory basis, the appointment of BPM CPA LLP as our independent registered public accounting firm for the year ending December 31, 2023;

(3)	approve, on an advisory basis, the compensation paid to our named executive officers;

(4) approve our reincorporation from the State of Washington to the State of Delaware; and

(5) approve one or more adjournments of the Annual Meeting in certain circumstances.

If you are a shareholder of record as of April 14, 2023, you may vote at the Annual Meeting as further described in the accompanying proxy statement. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), proxy statement and form of proxy are being distributed and made available on the Internet on or about April 25, 2023.

Dated: April 25, 2023

By order of the Board of Directors

/s/ Brent Hinds
Brent Hinds
Vice President of Finance & Controller

Whether or not you expect to attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability or the proxy card you received in the mail.

Page No.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting	1
About the Meeting: Questions and Answers	2
Governance of the Company	7
Proposal 1 – Election of Directors	13
Report of the Audit & Risk Committee	16
Proposal 2 – Approval, on an Advisory Basis, of the Appointment of An Independent Registered Public Accounting Firm	18
Executive Compensation and Related Information	19
Proposal 3 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers (“Say-on-Pay”)	23
Proposal 4 – Approval of Delaware Reincorporation	24
Proposal 5 – Approve One or More Adjournments of the Annual Meeting to a Later Date or Dates to Solicit Additional Proxies if there are Insufficient Votes to Approve Proposal 4 or in the Absence of a Quorum	43
Security Ownership of Certain Beneficial Owners and Management	44
Certain Relationships and Related Transactions	45
Requirements for Advance Notification of Nominations and Shareholder Proposals	46
Other Matters	46
Appendix A – Certificate of Conversion	47
Appendix B – Delaware Charter	48
Appendix C – Plan of Conversion	58
Appendix D – Delaware Bylaws	62

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED APRIL 14, 2023

ClearSign Technologies Corporation

8023 E. 63rd PL Suite 101

Tulsa, OK 74133

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 6, 2023

The proxy statement and annual report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com.

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials in connection with the solicitation of proxies by our board of directors (“Board”) for our virtual annual meeting of shareholders (the “Annual Meeting”) to be held on June 6, 2023, at 1:00 p.m. Central Daylight Standard Time over the Internet to our shareholders rather than in paper form, which reduces the environmental impact of the Annual Meeting and our costs.

Accordingly, if you are a shareholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to you on or about April 25, 2023. Shareholders of record may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting. You will be able to attend the Annual Meeting online. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/CLIR2023 and enter the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. You may begin to log into the meeting platform beginning at 12:45 p.m. Central Daylight Standard Time on June 6, 2023.

Shareholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/CLIR2023. A technical support telephone number will be posted on the login page of www.virtualshareholdermeeting.com/CLIR2023 you can call if you encounter any difficulties accessing the virtual meeting during the meeting.

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU VOTE BY TELEPHONE, OVER THE INTERNET OR BY MARKING, DATING, AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

ABOUT THE MEETING: QUESTIONS AND ANSWERS

What am I voting on?

At this year’s meeting, you will be asked to:

(1)	elect five directors to serve until the election and qualification of their successors;
(2)	approve, on an advisory basis, the appointment of BPM CPA LLP as our independent registered public accounting firm for the year ending December 31, 2023;
(3)	approve, on an advisory basis, the compensation paid to our named executive officers;
(4)	approve our reincorporation from the State of Washington to the State of Delaware; and
(5)	approve one or more adjournments of the Annual Meeting in certain circumstances.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Shareholders of record at the close of business on April 14, 2023 (the “Record Date”) may vote at the Annual Meeting. Each share of our common stock has one vote. There were 38,545,556 shares of common stock outstanding on April 14, 2023.

How do I vote?

You may vote over the Internet, by telephone, by mail, or at the Annual Meeting.

Vote by Internet. You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, June 5, 2023. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on Monday, June 5, 2023. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to ClearSign Technologies Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Vote at the Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/CLIR2023. You will need the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. If you previously voted via the Internet or by telephone or mail, you will not limit your right to vote online at the Annual Meeting.

If you vote by Internet, telephone or mail, you will be designating Colin James Deller, our Chief Executive Officer, and/or Brent Hinds, our Vice President and Controller, Treasurer, as your proxy(ies). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Submitting a proxy will not affect your right to attend the Annual Meeting and vote electronically.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

Can I receive future materials via the Internet?

If you vote by Internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Colin James Deller, our Chief Executive Officer and Corporate Secretary, and/or Brent Hinds, our Vice President of Finance, Controller, and Treasurer, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be counted.

How will my proxy vote my shares?

If you are a shareholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the director-nominees (see Proposal 1); “FOR” the approval, on an advisory basis, of BPM CPA LLP as our independent registered public accounting firm for the year ending December 31, 2023 (see Proposal 2); “FOR” approving, on an advisory basis, of the compensation paid to our named executive officers (see Proposal 3); “FOR” approving our reincorporation to the State of Delaware (see Proposal 4); and “FOR” approving one or more adjournments of the Annual Meeting in certain circumstances (see Proposal 5).

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so, however, we will transact any such other business as may properly come before the Annual Meeting or any adjournments thereof. Your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions your Nominee provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters, such as the ratification of the selection of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters. Under applicable regulations, the uncontested election of directors is no longer considered a routine matter. Matters related to executive compensation and to the implementation of, or a material revision to, an equity incentive plan are also not considered a routine matter. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to Proposals 1, 3 and 4, votes may not be cast on your behalf. Therefore, if you do not provide voting instructions to the Nominee, your Nominee may only vote in any other routine matters properly presented for a vote at the Annual Meeting, such as Proposal 2. If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but a broker non-vote will not otherwise affect the outcome of a vote.

How do I change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	notifying our Vice President of Finance, Controller, and Treasurer, Brent Hinds, by e-mail to brent.hinds@clearsign.com that you are revoking your proxy;
●	submitting a proxy at a later date via the Internet or telephone or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked; or
●	attending (virtually) and voting at the Annual Meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions provided by your Nominee.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.

What constitutes a quorum?

The holders of a majority of the Company’s eligible votes as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the shareholders present in person or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors. For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy with voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Approval, on an Advisory Basis, of the Appointment of BPM CPA LLC as the Company’s Independent Registered Public Accounting Firm. Proposal 2 is an advisory vote only and not binding on the Company. The Audit & Risk Committee will consider the outcome of this vote when making future decisions regarding the appointment of an independent registered public accounting firm.

Approval, on an Advisory Basis, of the Compensation Paid to our Named Executive Officers. Proposal 3 is also an advisory vote only. This vote will not be binding on us, our Board, or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions for our executive officers.

Approval of Reincorporation to Delaware. Proposal 4 will be approved if a majority of the shares outstanding on the Record Date votes in favor of the proposal.

Approval of One or More Adjournments of the Annual Meeting in Certain Circumstances. Proposal 5 will be approved if a quorum is present and the affirmative vote of the holders of shares of common stock entitled to vote at the Annual Meeting exceeds the votes cast against Proposal 5. If a quorum is not present at the Annual Meeting, Section 2, Subsection 2.8 of our bylaws states that a majority of the votes represented may adjourn the Annual Meeting.

Other Proposals. So long as a quorum is present, in order to approve any other proposal that might properly come before the Annual Meeting, the affirmative vote of the holders of shares of common stock entitled to vote must exceed the votes cast against the proposal, except when a different vote is required by law or by our articles of incorporation.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to any of the proposals except for Proposal 4.

What percentage of the Company’s common stock do our directors and officers own?

As of April 14, 2023, our current directors and executive officers beneficially owned approximately 23.1% of our common stock outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 44 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Proxies may also be solicited in person, by telephone, or facsimile. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

We do not plan to employ a professional solicitation firm with respect to proposals to be presented at the Annual Meeting. However if, for example, we do not believe we will meet the quorum requirements set forth in our bylaws, we may retain a proxy solicitation firm to solicit proxies. If we do so, we will pay a fee for those services and will reimburse the proxy solicitation firm for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. We may also agree that the proxy solicitation firm’s fees may increase if certain changes in the scope of its services occur.

Who is the independent registered public accounting firm, and will they be represented at the Annual Meeting?

BPM CPA LLP served as the independent registered public accounting firm auditing and reporting on our consolidated financial statements for the year ended December 31, 2022 and has been appointed to serve as our independent registered public accounting firm for 2023. We expect that representatives of BPM CPA LLP will not be present at the Annual Meeting.

What are the recommendations of the Board?

The recommendations of our Board are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

●	FOR the election of the director nominees (see Proposal 1);
●	FOR the approval of BPM CPA LLP as our independent registered public accounting firm for the year ending December 31, 2023 (see Proposal 2);

●	FOR the approval of the compensation paid to our named executive officers (see Proposal 3)
●	FOR the approval of the reincorporation from the State of Washington to the State of Delaware (see Proposal 4); and
●	FOR the approval of one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve our Proposal 4 or in the absence of a quorum (see Proposal 5).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

GOVERNANCE OF THE COMPANY

The following table sets forth the names and ages of the directors and executive officers serving immediately prior to the Annual Meeting. Our officers are appointed by, and serve at the pleasure of, the Board.

Name	Age	Position
Colin James Deller	55	Chief Executive Officer, Corporate Secretary and Director
Brent Hinds	44	Vice President of Finance, Controller, Treasurer and Accounting Officer
Robert T. Hoffman Sr.	64	Director, Chairperson of the Board
Judith S. Schrecker	70	Director, Lead Independent Director
Gary J. DiElsi	65	Director
Catharine M. de Lacy	65	Director

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Washington Business Corporation Act and our bylaws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its Committees.

Shareholders may communicate with the members of the Board, either individually or collectively, or with any independent directors, individually or as a group, by writing to the Board at 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133. These communications will be reviewed by the Corporate Secretary who, depending on the subject matter, will (i) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (ii) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Nominating and Corporate Governance Committee, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). On an annual basis, the Board reviews the independence of all directors under guidelines established by Nasdaq and in light of each director’s background, employment and affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. The Board concluded its annual review of director independence in March 2023. After considering all relevant facts and circumstances, the Board affirmatively determined that all of the directors then serving on the Board, including those nominated for election at the Annual Meeting, are independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3(b) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the exception of Robert T. Hoffman Sr. and Colin James Deller.

Board Meetings and Committees of our Board

The Board has three standing committees, the Audit & Risk Committee (the “Audit & Risk Committee”), the Compensation & Human Capital Committee(the “Compensation Committee”) and the Nominating and Corporate Governance Committee, (the “Governance Committee”) collectively, the (“Board Committees”). All members of the Board Committees are non-employee directors who are deemed independent. During the year ended December 31, 2022, the Board held seven meetings, the Audit & Risk Committee held five meetings, the Compensation Committee held nine meetings, and the Governance Committee held eight meetings. Each of our directors attended at least 75% of the meetings held by the Board and the Board Committees of which he or she is a member. We do not have a policy with regard to Board attendance at the annual meetings. All of the members of our Board attended the 2022 annual meeting of shareholders.

Audit & Risk Committee

Immediately prior to the Annual Meeting, the Audit & Risk Committee was comprised of Judith Schrecker (Chairperson), Gary DiElsi and Catharine M. de Lacy. The role of the Audit & Risk Committee includes, but is not limited to, the following:

●	overseeing management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;
●	appointing, compensating, retaining, and overseeing the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
●	overseeing management’s maintenance of internal controls and procedures for financial reporting at least annually;
●	overseeing our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;
●	overseeing the independent registered public accounting firm’s qualifications and independence;
●	preparing the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement; and
●	discharging such duties and responsibilities as may be required of the Audit & Risk Committee by the provisions of applicable laws, rules or regulations.

The Audit & Risk Committee is authorized (without seeking Board approval) to retain or terminate special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to meet with any members of, or advisors to, the Audit & Risk Committee.

A copy of the charter of the Audit & Risk Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance”).

Compensation Committee

Immediately prior to the Annual Meeting, the Compensation Committee was comprised of Judith Schrecker (Chairperson), and Gary DiElsi. The role of the Compensation Committee is to:

●	review, approve, and recommend to the Board our compensation and benefits policies generally and the annual compensation (base salary, bonus and other benefits) for all of our executives, including our Chief Executive Officer;
●	administer the ClearSign Technologies Corporation 2021 Equity Incentive Plan, the 2013 Consultant Stock Plan and the ClearSign Technologies Corporation 2011 Equity Incentive Plan; and
●	annually review and make recommendations to the Board with respect to the compensation of non-executive directors, including any incentive plan compensation.

A copy of the charter of the Compensation Committee is available on our website at www.clearsign.com (under “Investors-Corporate Governance”).

The Compensation Committee may engage outside advisers, including outside auditors, attorneys, and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant used to provide advice on compensation levels or assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Pursuant to the terms of the ClearSign Technologies Corporation 2021 Equity Incentive Plan, the Compensation Committee may delegate to one or more officers of the Company the authority to grant awards under the plan to participants who are not insiders of the Company.

Governance Committee

Immediately prior to the Annual Meeting, the Governance Committee was comprised of Catharine M. de Lacy (Chairperson) and Judith Schrecker. The role of the Governance Committee is to:

●	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;
●	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;
●	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;
●	review planning for succession to the position of Chief Executive Officer and other senior management positions;
●	annually recommend to the Board persons to be nominated for election as directors;
●	annually recommend to the Board the members and leadership of all standing committees, as well as leadership of the Board and to fill vacancies as needed;
●	adopt or develop for Board consideration corporate governance principles and policies; and
●	periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees.

A copy of the charter of the Governance Committee is available on our website at www.clearsign.com (under “Investors - Corporate Governance”). The members of the Governance Committee have reviewed the qualifications of the director-nominees.

Policy with Regard to Director Nominations

Shareholder proposals with regard to director nominations are reviewed by the Corporate Secretary for compliance with the requirements for such proposals, which are set forth in our Policy Regarding Shareholder Candidates for Nomination (the “Policy”). Shareholder proposals that meet these requirements will be summarized by the Corporate Secretary. Summaries and copies of the shareholder proposals are circulated to the Chairman of the Governance Committee.

The Governance Committee will consider director candidates recommended by shareholders. If a director candidate is recommended by a shareholder (a “Nominating Shareholder”), the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. The Policy requires a Nominating Shareholder to have continuously held at least 5% of the Company’s common stock for at least three years by the date the name of the candidate is submitted, and to continue to hold the common stock through the date of the annual meeting. The Policy permits a Nominating Shareholder to submit one candidate for consideration at any annual meeting of shareholders. Pursuant to the Policy, a Nominating Shareholder must submit a candidate for consideration as a director in writing to the Corporate Secretary; the submission must be received by a date not later than the 120th calendar day before the anniversary of the date that the prior year’s annual meeting proxy statement was released to shareholders (or if the annual meeting date has changed by more than 30 days, a reasonable time before we begin to print and mail the proxy statement) and must include the following information:

1.	The name, address and number of shares of common stock owned by the Nominating Shareholder;
2.	A representation that the Nominating Shareholder meets the requirements described above and will continue to meet them through the date of the annual meeting. If the Nominating Shareholder is not a registered holder of the Company’s common stock, the Nominating Shareholder must provide evidence of eligibility as provided in Exchange Act Rule 14a-8(b)(2).
3.	A description of all arrangements or understandings (whether written or oral) between or among the Nominating Shareholder and the candidate or any other person or entity (naming such person or entity) regarding the candidate’s nomination.
4.	All information regarding the candidate that the Company would be required to disclose in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission with respect to a meeting at which the candidate would stand for election.
5.	Confirmation that the candidate is independent under the independence requirements established by the Company, Rule 10A-3(b) promulgated under the Exchange Act and Nasdaq Listing Rule 5605(a)(2), or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent.
6.	The consent of the candidate to serve as a member of the Company’s board of directors, if nominated and elected.
7.	A representation signed by the candidate that if elected he or she will:
(i)	represent all shareholders of the Company in accordance with applicable laws and the Company’s article of incorporation, bylaws and other policies;
(ii)	comply with all rules, policies or requirements generally applicable to non-executive directors; and
(iii)	upon request, complete and sign a customary director and officer questionnaire.

Our Policy Regarding Shareholder Candidates for Nomination is available on our website at www.clearsign.com (under “Investors - Corporate Governance”).

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds, ages and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should preferably have board experience with one or more companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in combustion, technology, air pollution control and air emission regulation, intellectual property, start-up companies, research and development, strategic planning, business development, upstream, midstream and downstream oil and gas, energy, finance, accounting and banking, as well as impact investing and environmental, social and governance investing, reporting and/or compliance.

In evaluating nominations to the Board of Directors, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role as a fiduciary to shareholders and with respect to corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out such fiduciary responsibilities. The Governance Committee took these specifications into account, as well as the Company’s contractual agreements, in formulating and re-nominating its present Board members. The current director candidates were recommended by the Governance Committee, which is comprised of independent directors.

Board Diversity Matrix

As a Nasdaq listed company, we are required to disclose board level diversity statistics. The following table sets forth the relevant information of the current members of the Board.

Board Diversity Matrix (as of April 25, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	0	0
Part II: Demographic Background
Hispanic or Latino	0	0	0	0
Native American or Alaskan Native	0	0	0	0
Asian	0	0	0	0
Black or African American	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGTBQ+	0
Did Not Disclose Demographic Background	0

Compensation Committee Interlocks and Insider Participation

None of our prior or current executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee.

Code of Ethics

We adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions, as well as to our employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that all of the foregoing people avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.clearsign.com (under “Investors-Corporate Governance”). We intend to satisfy the disclosure requirement regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to members of our board of directors, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting the information on our Internet website, www.clearsign.com.

Employee, Officer, and Director Hedging

Our policy against insider trading prohibits all employees and directors from engaging in any short sales of our securities, hold our securities in a margin account, or pledge our securities as collateral for a loan.

Risk Oversight by the Board of Directors

It is management’s responsibility to assess and manage the various risks we face. It is the Board’s responsibility to oversee management in this effort, in order to ensure that risks and uncertainties that may relate to our ongoing operations and to our plans for the future are considered and sought to be managed appropriately. In exercising its oversight, the Board has allocated some areas of focus to its Committees and has retained areas of focus for itself, as more fully described below.

Full Board - Risks and exposures focused on by the full Board include risk management as a whole as well as strategic, financial and execution risks including safety risks, risks associated with intellectual property, and other current matters that may present material risk to our operations, plans, prospects or reputation. Throughout the year, the Chief Executive Officer discusses these risks with the Board during strategy reviews that focus on a particular function or aspect of our business.

Audit & Risk Committee - Risks and exposures focused on by the Audit & Risk Committee are those associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, cyber, the Foreign Corrupt Practices Act, financial policies, investment guidelines, and credit and liquidity matters.

Governance Committee - Risks and exposures focused on by the Governance Committee are those relating to corporate governance and management and director succession planning.

Compensation Committee - Risks and exposures focused on by the Compensation Committee are those associated with leadership assessment and compensation programs and arrangements, including incentive plans, to ensure that compensation incentives are aligned with our risk management objectives.

Board Leadership Structure

The Chairperson of the Board, if appointed pursuant to Section 4.5 of the Bylaws, presides at all meetings of the Board and the Annual Meeting of Shareholders. Mr. Hoffman was appointed as Chair of the Board at a special meeting of the Board held on November 6, 2018, at which time the Board determined to separate the offices of the Chief Executive Officer and the Chairperson. At that time, the Board believed such a leadership structure would increase the Board’s independence from management. Ms. Schrecker was appointed to the role of lead independent director at a board meeting held on February 18, 2023.

The responsibilities of our lead independent director include:

●	to act as a liaison between the independent and non-independent directors;
●	to develop, maintain and revise the annual Board calendar;
●	to preside over all Board meetings at which the Chair of the Board is not present; and
●	other duties as may be assigned to the lead independent director by the Board.

A determination regarding the designation and appointment of a Board Chair and/or lead independent director will be made each year following the Company’s annual meeting of shareholders.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

The Board of Directors is comprised of five members. Our Board, upon the recommendation of the Governance Committee, has nominated our five incumbent directors for re-election at the Annual Meeting. Each nominee has agreed, if elected, to serve until the election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes cast. There is no cumulative voting in the election of directors.

The following biographical information is furnished as to each nominee for election as a director:

Robert T. Hoffman Sr.

Mr. Hoffman became a director of our Company in July 2018 in conjunction with the execution of a Voting Agreement between the Company and clirSPV LLC and was appointed as Chairman in November 2018. Mr. Hoffman served as the interim Chief Executive Officer for ClearSign between January 1, 2019, and April 1, 2019, prior to Dr. Deller’s appointment. Mr. Hoffman has more than 30 years of relevant capital markets experience and expertise. In 2011, Mr. Hoffman founded and continues to manage Princeton Opportunity Management LLC. Previously, he served as founder and managing partner of Candlewood Capital Management. The firm’s Candlewood Funds were a family of domestic and off-shore long/short funds which totaled more than $1 billion in primarily institutional assets. Mr. Hoffman also was a Managing Director and Portfolio Manager for the Growth & Income (G&I) mutual fund and institutional assets of what was originally Scudder Stevens and Clark, where he was responsible for all buy and sell decisions. During his tenure, G&I assets under management expanded from approximately $1.75 billion to more than $25 billion. Mr. Hoffman was also nominated by two separate governors to serve three terms as a Member and Chairman of the State of New Jersey Investment Council (SIC) from 1990 to 2002. The SIC has ultimate oversight responsibility for state and local pension funds totaling more than $80 billion. Mr. Hoffman’s career also includes service as the Assistant State Treasurer for Pensions and Investments for the State of New Jersey; Special Assistant to the Governor of New Jersey; and Mergers, and Acquisitions Analyst at ABN/LaSalle Bank. He holds an M.B.A. with Distinction from the Kellogg Graduate School of Management at Northwestern University and an Economics degree from Dartmouth College.

Judith S. Schrecker

Ms. Schrecker became a director of our Company in February 2021. Ms. Schrecker brings more than 40 years of financial and operating leadership and board participation with broad international experience. Most recently Ms. Schrecker was VP of Finance of Flat Rolled Products at ATI – Allegheny Technologies, Inc., a Global manufacturer of technically advanced specialty materials and complex components, overseeing revenues of over $1 billion. Prior to that Ms. Schrecker was Chief Financial Officer of Alcoa’s Global Rolled Products business and a member of the executive council of the company. Under her leadership, the Global Rolled Products business achieved historically high profitability. Ms. Schrecker previously served on the boards of Finacity Corporation and Dress for Success Worldwide. She attended the University of Pittsburg Graduate School of Public and International Affairs along with a B.A. in History, Economics, and Latin American Studies from Temple University. Additionally, Ms. Schrecker is a 2020 Exceptional Women Awardees Foundation (EWA) recipient.

Gary J. DiElsi

Mr. DiElsi became a director of our Company in August 2022. Mr. DiElsi has over 25 years of commercial, operating and executive experience across multiple segments of the alternative and conventional energy industries, together with 15 years of experience as a private equity investment professional and operating executive. Since 2018, Mr. DiElsi has served as Managing Member and Founder of Mountain Pass Energy Investing LLC, where he acts as an Independent Board Director and Senior Advisor to investment firms and their portfolio companies in the conventional and alternative energy sectors. Prior to forming Mountain Pass Energy, Mr. DiElsi was a Managing Director at Alinda Capital Partners, an infrastructure investment firm, where he served on the Investment Committee for energy investments and was responsible for evaluation of opportunities and management of energy infrastructure investments, including board representation, due diligence, macro-strategy, structuring, monitoring, performance improvements and monetization. Prior to Alinda, Mr. DiElsi served as an operating executive at First Reserve Corporation, one of the oldest energy-focused private equity firms, where he oversaw multi-billion dollar portfolio company operations and capital investments in the areas of midstream, downstream, power, shipping, terminals and renewables. Previously, Mr. DiElsi held executive, operating and capital project management positions at major global energy and technology companies, including Oxbow Group, Linde AG, UOP (Union Carbide/Allied Signal joint venture), and Chevron Corporation. Mr. DiElsi holds a Bachelor of Science degree in Mechanical Engineering (thermal sciences), Summa Cum Laude, and a Master of Engineering degree in Mechanical Engineering, both from Rensselaer Polytechnic Institute.

Catharine M. de Lacy

Ms. de Lacy became a director of our Company in February 2023. She is a widely recognized expert in ESG/Sustainability initiatives, public affairs, corporate governance, and risk management. Ms. de Lacy has worked for both public and privately held companies including Albemarle Corporation, the Clorox Corp., Sun Products, Cabot Corp, AlliedSignal, and Occidental Petroleum Corp. Ms. de Lacy is the co-founder and Managing Director of Riar Associates, LLC, a management consultancy where she continues to work as a business advisor and subject matter expert on ESG, sustainability, business strategy, public policy and advocacy, communications, and risk management matters for public and private companies. She is a former board member of TORC Oil & Gas, Ltd. (TSX:TOG), and is currently serving as a board member of privately-held NTES LLC, which provides strategic, financial, and operations management expertise in evolving energy markets and real estate investment; a member of the Environmental Law Institute's Leadership Council; and in the Executive Advisory Council of the Responsible Battery Coalition. She holds a Board Certificate in ESG from UC Berkeley's Law School, is a Certified Director through the Harvard Business School, holds a certificate in Risk Governance from the DCRO, and is also a Qualified Risk Director®. Ms. de Lacy received a B.A. from Merrimack College, and an M.S. from Tufts University.

Colin James Deller

Dr. Deller joined us as our President in February 2019, transitioned to the office of Chief Executive Officer on April 1, 2019 and was appointed as a director on February 13, 2020. Dr. Deller began his career at Hamworthy Combustion while also completing his Ph.D. In 1996, Dr. Deller joined Callidus, where he was employed in Project Engineering and Sales, and over the course of ten years advanced to serve as Chief Combustion Engineer and Manager of Burner Order Execution before being promoted to oversee Callidus’ entire burner business. From 2010 until he left Callidus, following the acquisition of Callidus by Honeywell, Dr. Deller served as General Manager with full profit and loss accountability for the Honeywell UOP Callidus burner business worldwide. During that time, he led his team in developing new international markets, including developing a leading market position in China. From May 2018 until he joined the Company, Dr. Deller served as the interim Global Operations Director for the entire Honeywell International UOP Callidus business, which includes flares and thermal oxidizers in addition to burners.

Dr. Deller has a Bachelor of Engineering in mechanical engineering from Portsmouth Polytechnic, U.K., a doctorate in flame chemistry from the University of Portsmouth, U.K., and an MBA from The University of London.

The investment experience that Mr. Hoffman brings to our Board includes his experience in analyzing the operations of businesses, and particularly smaller capitalized companies, to determine the likelihood of success. Ms. Schrecker has significant financial, business, operational and industrial experience. Mr. DiElsi has over forty years of experience in private equity, major global enterprises, smaller industrial companies, and startup ventures, including in both turnaround and growth situations. In addition, Ms. de Lacy has significant experience in the areas of corporate governance, environmental policy and risk management. We believe that their experience, together with the expertise brought to our operations by Dr. Deller, will help us achieve our goals of proving commercial viability of our products, generating interest from end users and original equipment manufacturers and licensing our technology. For these reasons, we concluded that each of these individuals should serve as a director.

None of our director nominees is related to any other director nominee or any officer. None of our director nominees has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Exchange Act. Mr. Hoffman was selected as a director pursuant to the terms of a Voting Agreement we entered into with clirSPV LLC in July 2018.

Director Compensation

The following table sets forth information concerning compensation for services rendered by our non-executive directors for the year ended December 31, 2022. The amounts represented in the “Option Awards” and “Restricted Stock Units” column reflect the grant date fair value of the options computed in accordance with FASB ASC Topic 718 and do not necessarily equate to the income that will ultimately be realized by the director for such awards.

		Fees				Nonqualified
		Earned	Restricted		Non-Equity	Deferred
		or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name		Cash	Units	Awards	Compensation	Earnings	Compensation	Total
Robert T. Hoffman	(1)	$—	$79,998	$—	$—	$—	$—	$79,998
Judith S. Schrecker	(2)	—	92,716	—	—	—	—	92,716
Gary DiElsi	(3)	—	27,032	—	—	—	—	27,032
Bruce A. Pate	(4)	—	56,521	—	—	—	—	56,521
Susanne L. Meline	(5)	—	94,470	—	—	—	—	94,470
		$—	$350,737	$—	$—	$—	$—	$350,737

(1)	Since his appointment as a director and as of December 31, 2022, Mr. Hoffman has received grants of 13,153 shares of common stock, 89,120 shares of restricted stock units, and options for the purchase of 186,500 shares of common stock for his services.
(2)	Since her appointment as a director and as of December 31, 2022, Ms. Schrecker has received 102,733 shares of restricted stock units, and options for the purchase of 17,000 shares of common stock for her services.
(3)	Since his appointment as a director and as of December 31, 2022, Mr. DiElsi has received 29,526 shares of restricted stock units as compensation for his services.
(4)	Since his appointment as a director and as of December 31, 2022, Mr. Pate has received 64,642 shares of restricted stock units, and options for the purchase of 169,250 shares of common stock as compensation for his services. Mr. Pate resigned as a director, effective as of August 1, 2022.

(5)	Since her appointment as a director and as of December 31, 2022, Ms. Meline has received grants of 27,027 shares of common stock, 104,708 shares of restricted stock units, and options for the purchase of 204,750 shares of common stock for her services.

Director Compensation for 2022

Our non-executive directors are entitled to an annual compensation of $60,000, except for the Chair of the Board, who receives an annual compensation of $80,000, plus reimbursement for ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with the Company’s expense reimbursement procedure applicable to all employees of the Company. Our lead independent director is also entitled to receive additional annual compensation of $15,000. In addition, Ms. Schrecker received an additional $7,500 for her increased responsibilities as a member of the Audit & Risk Committee during 2022. This additional compensation was a one-time addition due to the death of Brian Fike, and it has been removed in 2023.

Our non-executive directors received the following additional annual compensation for service on the committees of the Board, as applicable, in 2022:

Committee	Chair	Member
Audit & Risk Committee	$19,000	$7,500
Compensation Committee	$7,500	$3,000
Nominating and Corporate Governance Committee	$6,500	$3,000

In 2022, each non-executive director’s annual compensation was paid in restricted stock units. This component of the Company’s director compensation program is designed to build an ownership stake in the Company while providing an incentive to directors that corresponds with the returns recognized by our shareholders. Restricted stock unit awards to non-executive directors are anticipated to continue in future years as a means to increase alignment of directors with the Company’s shareholders.

Other than the 2021 Equity Incentive Plan, the independent directors are not eligible to participate in the Company’s employee benefit plans, including the retirement plan.

Vote Required and Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. This means that the five nominees receiving the most votes for election will be elected.

The Board unanimously recommends a vote “FOR” each of the nominees.

REPORT OF THE AUDIT & RISK COMMITTEE

The following Report of the Audit & Risk Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The Audit & Risk Committee of the Board has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2022 with management;
●	discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit & Risk Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

In reliance on the review and discussions referred to above, the Audit & Risk Committee recommended to the Board that the consolidated financial statements audited by BPM CPA LLP for the year ended December 31, 2022 be included in its Annual Report on Form 10-K for such fiscal year.

Audit & Risk Committee of the Board

Judith S. Schrecker, Chairperson

Gary J. DiElsi

Catharine M. de Lacy

PROPOSAL 2 – APPROVE, ON AN ADVISORY BASIS, OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective July 1, 2021, Gumbiner Savett Inc. (“GS”), our independent registered public accounting firm since 2011, combined with BPM CPA LLP. As a result of this transaction, on July 1, 2021, GS resigned as the independent registered public accounting firm for the Company. The Audit & Risk Committee approved the engagement of BPM CPA LLP as our new independent registered public accounting firm for our fiscal year ended December 31, 2022 and 2021. The Audit & Risk Committee of the Board also appointed BPM CPA LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023.

Shareholder approval of the selection of BPM CPA LLP as our independent registered public accounting firm is advisory only and is not required by our bylaws or the Washington Business Corporation Act. The Board seeks such approval as a matter of good corporate practice. Should the shareholders fail to approve the selection of BPM CPA LLP as our independent registered public accounting firm, the Audit & Risk Committee will reconsider whether to retain that firm in the future. In making its recommendation to the Board that shareholders ratify the appointment of BPM CPA LLP as our independent registered public accounting firm for the year ending December 31, 2023, the Audit & Risk Committee considered whether BPM CPA LLP’s provision of non-audit services is compatible with maintaining its independence. The Audit & Risk Committee approved the audit fees, audit-related fees, tax fees and all other fees described below and believes such fees are compatible with the independence of BPM CPA LLP.

	2022	2021
Audit Fees	$80,500	$74,750
Tax Fees	$14,500	$15,303
All Other Fees	$52,765	$25,000
Total	$147,765	$115,053

Audit Fees. “Audit Fees” are the aggregate fees of BPM CPA LLP attributable to professional services rendered in 2022 and 2021 for the audit of our annual consolidated financial statements and for review of condensed consolidated financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided by BPM CPA LLP in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. “Tax Fees” are billed for professional services rendered to us for tax compliance, tax advice, and tax planning.

All Other Fees. “All Other Fees” are attributable to customary agreed upon professional services in connection with our ATM (At-The Market) offering sales agreement executed in December 2020, filing our prospectus supplement related to the public offering on May 2022, filing our S-3 registration statement in July 2022, and review of our annual proxy statements.

Pre-approval Policies and Procedures

The Audit & Risk Committee is required to review and approve in advance the retention of the independent registered public accounting firm for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The required pre-approval policies and procedures were complied with during 2022 and 2021.

BPM CPA LLP Representatives at Annual Meeting

We expect that representatives of BPM CPA LLP will not be present at the Annual Meeting.

Vote Required and Recommendation

This is an advisory vote and does not require a minimum number of votes.

The Board unanimously recommends you vote “FOR” approval of the appointment of BPM CPA LLP as our independent registered public accounting firm for the year ending December 31, 2023.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following is biographical information about our executive officers.

Colin James Deller, Ph.D., Chief Executive Officer and Secretary

See Dr. Deller’s biography included at Proposal 1.

Brent Hinds, Vice President and Controller, Treasurer

Mr. Hinds was appointed as our Vice President of Finance, Controller, Treasurer, principal financial officer, and principal accounting officer on October 18, 2021. Prior to joining the Company, from July 2014 to September 2021, Mr. Hinds was employed by Enovation Controls, Inc. (“Enovation Controls”). Enovation Controls is a stand-alone subsidiary of Helios Technologies (NASDAQ: HLIO), focused on global sales, manufacturing, and application engineering operations, working directly with original equipment manufacturers. Mr. Hinds successively held the positions of Assistant Controller, Controller and Vice President of Finance. In his capacity, Mr. Hinds was responsible for overseeing accounting and finance department activities to ensure accuracy and timely dissemination of reports, including income statement, balance sheet, and cash flow. Prior to joining Enovation Controls, Mr. Hinds worked for Stinnett & Associates, LLC, a professional advisory firm for public and private companies, where he established risk-based audit programs to determine the adequacy and effectiveness internal control environments. Additionally, Mr. Hinds served as a compliance analyst at Baker Hughes Company. Mr. Hinds earned his Bachelor of Science in Accounting from Oklahoma State University and is a certified public accountant.

None of our executive officers is related to any of our directors or any other officer. None of our executive officers has been involved in a legal proceeding that requires disclosure pursuant to Item 401(f) of Regulation S-K promulgated under the Exchange Act. None of our officers was selected as such as a result of an arrangement or understanding between him and any other person.

Summary Compensation Table for 2022 and 2021

The table below summarizes the total compensation paid to or earned by our Chief Executive Officer, Vice President of Finance and Controller, in 2022 and 2021, in accordance with Item 402(m)(2) of Regulation S-K. These officers are referred to herein as the “named executive officers” or “NEOs.” The amounts represented in the “Option Awards” column reflects the stock compensation expense recorded by the Company pursuant to ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive officers for such awards.

Summary Compensation Table

					Option
					Awards		All Other
Name and Principal		Salary	Bonus		(1)		Compensation (2)	Total
Position	Year	($)	($)		($)		($)	($)
Colin J. Deller	2022	350,000	86,747	(3)	26,238	(5)	35,220	498,205
Chief Executive Officer	2021	350,000	—		99,712	(6)	75,197	524,909
Brent Hinds (9)	2022	200,000	46,717	(3)	52,410	(7)	30,720	329,847
Vice President of Finance and Controller	2021	41,667	12,021	(4)	45,455	(8)	5,097	104,240
Brian G. Fike (10)	2021	117,071	—		79,630		150,616	347,317
Former Chief Financial Officer

(1)	The amounts included in this column are the aggregate dollar amounts of compensation expense recognized by us for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation, and includes amounts from option awards granted in 2021, 2020, 2019, 2018, and 2017. For information on the valuation assumptions used in calculating these dollar amounts, see Notes 2 and 8 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by the individuals upon option exercise.
(2)	Relates to healthcare benefits, relocation expenses and employer matching in a defined contribution retirement plan available to all employees.
(3)	Bonuses for 2022 were accrued in 2022 and paid in stock during the first quarter of 2023.
(4)	Bonuses for 2021 were accrued in 2021 and paid in exercisable stock options issued during the first quarter of 2022.
(5)	Includes option awards of $26,238 from our 2011 Equity Incentive Plan.
(6)	Includes option awards of $86,707 from our 2011 Equity Incentive Plan and stock options of $13,005 issued to Dr. Deller as an inducement to accept our offer of employment.
(7)	Includes option awards of $12,021 from our 2011 Equity Incentive Plan and stock options of $40,389 issued to Mr. Hinds as an inducement to accept our offer of employment.
(8)	Includes option awards of $45,455 from our 2021 Equity Incentive Plan to Mr. Hinds as a sign-on bonus to accept our offer of employment.
(9)	Mr. Hinds was appointed as our Vice President of Finance and Controller in October 2021.

(10)	Mr. Fike passed away in July 2021, and did not receive any compensation during the year ended December 31, 2022.

Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards held by our NEO’s at December 31, 2022.

	Equity Incentive		Equity Incentive
	Plan Awards:		Plan Awards:
	Number of Securities		Number of Securities
	Underlying Unexercised		Underlying Unexercised
	Options		Unearned Options
	(#)		(#)		Option Exercise	Option Expiration
Name	Exercisable		Unexercisable		Price ($)	Date
Colin J. Deller
	178,161	(1)	—		$0.94	2/14/30
	200,000	(1)	—		$2.25	1/28/29
	400,000	(1)	—		$1.16	1/28/29
	110,000	(2)	480,000	(2)	$3.37	1/10/31

Brent Hinds
	66,600	(3)	33,400	(3)	$1.83	10/18/31

(1)	At December 31, 2022, these options have vested 100%.
(2)	Unearned options vest upon completion of performance milestones as outlined in the option award agreement. The Board of Directors regularly monitor performance milestones to determine option vesting eligibility.
(3)	Unearned options vest 33% on the date of award and on October 18th of each calendar year thereafter until fully vested on October 18th, 2023. At December 31, 2022, these options have vested 66%.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Employment Agreement with Colin James Deller

On January 28, 2019 (the “Effective Date”), the Company and Colin James Deller entered into an employment agreement pursuant to which the Company employed Dr. Deller as its President until April 1, 2019, at which time Dr. Deller became the Company’s Chief Executive Officer. Pursuant to the agreement, the Company pays Dr. Deller an annual salary of $350,000. As an inducement to accept employment with the Company, Dr. Deller was also granted an option to purchase 400,000 shares of the Company’s common stock at an exercise price of $1.16 per share and an option to purchase 200,000 shares of the Company’s common stock at an exercise price of $2.25 per share. Each option has a term of 10 years and has vested as follows: one-third of the options vested on the Effective Date; one-third of the options vested on the first anniversary of the grant date; and one-third of the options vested on the second anniversary of the grant date. The Company agreed to pay certain living and relocation expenses, not to exceed the sum of $100,000, related to Dr. Deller’s travel from Tulsa, Oklahoma to Seattle, Washington. As of January 2022, the Company changed its headquarters from Seattle, Washington to Tulsa, Oklahoma, and, as a result, the relocation expense clause became void. The Company incurred approximately $32,000 in travel and living expenses related to temporary housing in 2021.

Offer Letter with Brent Hinds

Mr. Hinds received an offer letter from the Company, dated as of September 30, 2021 and effective as of October 18, 2021 (the “Offer Letter”), setting forth the terms of his employment and compensation arrangement, which he accepted. Pursuant to the Offer Letter, Mr. Hinds is paid an annual base salary of $200,000 in addition to equity compensation and other benefits set forth in the Offer Letter. Mr. Hinds is also eligible to participate in such healthcare and other benefit programs made available to employees of the Company. His employment has no specified term and will be on an at-will basis.

Change of Control Arrangements

All of the option awards and stock awards granted to the Company’s executive officers pursuant to the Company’s 2021 Equity Incentive Plan include change-in-control arrangements whereby, in the event that a successor corporation does not assume or substitute the outstanding executive officers’ awards, any unvested award will be fully vested, including awards contingent on performance-based goals. Upon a change-in-control, these vested awards will be exercisable for a period of time determined by the administrator of the 2021 Equity Incentive Plan, and any award that becomes fully vested as a result of a change-in-control will terminate upon expiration of such period.

Compensation Discussion

Overview

The Compensation Committee of the Board administers our executive compensation and benefit programs. The Compensation Committee is comprised exclusively of independent directors and oversees all compensation and benefit programs and actions that affect our executive officers.

Compensation Process and Role of Management

The Compensation Committee is responsible for determining and approving all compensation for our executive officers. Pursuant to its charter, the Compensation Committee reviews and approves, subject to applicable Board ratification, the salary, annual incentive compensation or bonus, long-term incentive compensation in the form of stock options, restricted stock units, or stock grants, all other employment, severance and change-in-control agreements and any other compensation applicable to executive officers. As discussed below, our Chief Executive Officer assists the Compensation Committee in its deliberations with respect to the compensation payable to our other executive officers.

At the end of or immediately following each fiscal year, our Chief Executive Officer evaluates executive officer performance for the prior fiscal year, other than his own performance, and discusses the results of such evaluations with the Compensation Committee. The Chief Executive Officer assesses each executive officer’s performance during the year based upon subjective factors concerning such officer’s individual business goals and objectives, and the contributions made by the executive officer to our overall results. The Chief Executive Officer then makes specific recommendations to the Compensation Committee for adjustments to base salary and the grant of a target bonus and/or equity award, if appropriate, as part of the compensation package for each executive officer, other than himself, for the next fiscal year.

The Compensation Committee reviews the performance of the Chief Executive Officer and determines all compensation for the Chief Executive Officer. The Chief Executive Officer is not present at the time the Compensation Committee reviews his performance and discusses his compensation.

Evaluation of Compensation Practices

In developing our director compensation program and as basis for establishing such compensation, the Compensation Committee gathers and reviews data from the National Association of Corporate Directors as well as for various publicly traded companies that the Compensation Committee believes to be similar to the Company in some respect, taking into consideration market capitalization, number of employees, amount of revenue, net cash used or generated in operations and the industries in which such companies operate. The goal is to attract qualified candidates and motivate director behavior by adequately compensating for the time, effort, and commitment required. Establishing a transparent process that includes industry standards and comparisons, while factoring in the unique circumstances of the Company, is critical. Compensation may be in the form of cash, options, restricted stock units, or stock with consideration given to the Company’s overall resources during any given period when making a determination regarding the appropriate mix of each component of director compensation. As a result of such review, in 2022, each non-executive director’s annual compensation was paid in restricted stock units. Equity compensation for directors is designed to build an ownership stake in the Company while conveying incentives relative to the returns recognized by our shareholders.

PROPOSAL 3 – APPROVE, ON AN ADVISORY BASIS, OF THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

In recent years, good corporate governance commentators and advisors have advocated and, increasingly, governmental regulatory authorities, including the Securities and Exchange Commission, are mandating that public companies initiate procedures to ensure that our shareholders have input on our compensation programs for our named executive officers. This is commonly known as “Say-on-Pay.”

Our Board values and encourages constructive dialogue on executive compensation and other important governance topics with our shareholders, to whom it is ultimately accountable. We urge you to read this proxy statement for additional details on the Company’s executive compensation.

Our Say-on-Pay Proposal is designed to provide our shareholders with the opportunity to consider and vote upon the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation table and narrative discussion. Although the vote is advisory and non-binding on the Company or the Board, our Board and the Compensation Committee will review the voting results. To the extent there is any significant lack of support for the compensation of our named executive officers, we would expect to initiate procedures designed to help us better understand shareholder concerns. We ask our shareholders to approve a Say-on-Pay proposal each year.

Shareholders will be asked at the annual meeting to approve the following resolution pursuant to this Proposal 3:

RESOLVED, that the shareholders of ClearSign Technologies Corporation approve, on an advisory basis, the compensation of the Company’s “named executive officers,” as such compensation is described in the tabular disclosure regarding such compensation under the caption “Executive Compensation” and the accompanying narrative disclosure, set forth in the proxy statement for the 2023 Annual Meeting of Shareholders.

Marking the proxy card “For” indicates approval of the foregoing resolution; marking the proxy card “Against” indicates lack of support for the foregoing resolution and the compensation of our named executive officers. You may abstain by marking the “Abstain” box on the proxy card.

Vote Required and Recommendation

This is an advisory vote and does not require a minimum number of votes.

The Board unanimously recommends you vote “FOR” the approval of the foregoing resolution approving the compensation paid to our named executive officers.

PROPOSAL 4 – APPROVAL OF DELAWARE REINCORPORATION

The Board has unanimously approved and recommends to the Company’s shareholders this proposal to change the Company’s state of incorporation from the State of Washington to the State of Delaware (the “Reincorporation”). If the Company’s shareholders approve this proposal, the Company will accomplish the Reincorporation as described below.

Summary

Assuming that shareholder approval of this Proposal 4 is obtained and the Reincorporation becomes effective:

●	the affairs of the Company will cease to be governed by the Revised Code of Washington (“RCW”), the Company’s existing Articles of Incorporation, and the Company’s existing Bylaws, and the affairs of the Company will become subject to the Delaware General Corporation Law (“DGCL”), a new Certificate of Incorporation and new Bylaws, as more fully described below;
●	the resulting Delaware corporation (the “Newco”) will (i) be deemed to be the same entity as the Company for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges and powers of the Company, (iii) continue to possess all of the properties of the Company, and (iv) continue to have all of the debts, liabilities and obligations of the Company;
●	each outstanding share of the Company’s common stock, par value $0.0001, will continue to be an outstanding share of the Newco’s common stock, and each outstanding option, warrant or other right to acquire shares of common stock will continue to be an outstanding option, warrant or other right to acquire shares of the Newco common stock;
●	each employee benefit plan, incentive compensation plan or other similar plan of the Company will continue to be an employee benefit plan, incentive compensation plan or other similar plan of the Newco; and
●	each director and officer of the Company will continue to hold their respective offices with the Newco.

The Reincorporation

The Reincorporation will not affect the trading of the shares of our common stock on the Nasdaq Capital Market under the same symbol “CLIR.” The Newco will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in the Newco after the Reincorporation, and shareholders holding restricted shares of common stock prior to the Reincorporation will continue to hold their shares in the Newco after the Reincorporation subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its shareholders. For more information regarding the process by which the Reincorporation is expected to be consummated, see “The Conversion Process” below.

The Board (i) has determined that the Reincorporation is advisable and in the best interests of the Company and its shareholders, (ii) has approved and declared advisable the Plan of Conversion and the consummation of the transactions contemplated thereby, including the Conversion and the Reincorporation and (iii) has submitted to the Company’s shareholders the Plan of Conversion and the principal terms of the Reincorporation for their consideration and approval. The Board believes that shareholder approval of the Reincorporation provides the following advantages to the Company:

Delaware corporate law is highly developed and predictable;
●	the Company will have access to Delaware’s specialized courts for corporate law;
●	the Company’s ability to raise outside capital may be improved;
●	the Reincorporation may reduce legal fees and administrative burdens;
●	the Company may find it easier to recruit future Board members and other leaders; and
●	the Reincorporation will not impact the Company’s daily business operations, listing on the Nasdaq or require relocation of offices.

Highly Developed and Predictable Corporate Law

The Board believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major U.S. corporations and the DGCL and administrative practices have become comparatively well known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under the RCW.

Access to Specialized Courts

Delaware has a specialized Court of Chancery that is widely recognized as the nation’s preeminent forum for the resolution of disputes involving corporate internal affairs and related business matters. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Court of Chancery actions and appeals from Court of Chancery rulings proceed expeditiously. In contrast, Washington does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of Washington corporate law are either heard by the Washington Superior Court, the general trial court in Washington that hears all types of cases, or, if federal jurisdiction exists, a federal district court.

Improved Ability to Raise Capital

In the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. The familiarity with Delaware law is an additional benefit for underwriters and the financial services industry.

Opportunity to Reduce Legal Fees and Administrative Burden

The Company regularly looks for ways to reduce administrative burden and reduce costs. The Board expects the familiarity and proliferation of Delaware law to assist in the reduction of administrative burden. The Company also retains separate counsel in Washington to advise on Washington corporate law matters. The Reincorporation of the Company will eliminate the need for such advice.

Easier Recruitment of Future Board Members and Other Leaders

The Company competes for talented individuals to serve on our management team and on our Board. The Board believes that the better understood and comparatively stable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public and private companies, many of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under the RCW. The Board believes that Reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers.

In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

No Impact on Business Locations

The Reincorporation will not result in the Company moving headquarters from Tulsa and will not require relocating the physical location of any of its offices due solely to the Reincorporation.

The Conversion Process

The Company intends to effect the Reincorporation by converting into a Delaware corporation (the “Conversion”). The Company will convert into a Delaware corporation, with all of the rights, privileges, powers, properties and debts of the Company to be unaffected. The Company will effect the Reincorporation by filing a Certificate of Conversion, attached hereto as Appendix A (the “Certificate of Conversion”), and the proposed Delaware Certificate of Incorporation, in substantially the form attached to this proxy statement as Appendix B (the “Delaware Charter”) with the Delaware Secretary of State and by filing Articles of Entity Conversion (the “Articles of Conversion”) with the Washington Secretary of State. In order to file Articles of Conversion with the Washington Secretary of State, shareholders must approve the Plan of Conversion attached hereto as Appendix C (the “Plan of Conversion”). The Newco would also adopt the proposed bylaws, in substantially the form attached to this proxy statement as Appendix D (the “Delaware Bylaws”). The approval by the Company’s shareholders of this Proposal 4 will constitute approval of the Certificate of Conversion, Plan of Conversion and the Delaware Charter. If this Proposal 4 is approved by the shareholders, the Company expects to file the Certificate of Conversion and Delaware Charter with the Delaware Secretary of State and Articles of Conversion with the Washington Secretary of State as soon as possible.

The Plan of Conversion provides that the Company will convert into a Delaware corporation and will be subject to all of the provisions of the DGCL. By virtue of the Conversion, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all other causes of action belonging to the Company immediately prior to the Conversion will remain vested in the Newco following the Conversion. In addition, by virtue of the Conversion, all debts, liabilities and duties of the Company immediately prior to the Conversion will remain attached to the Newco following the Conversion.

The Company’s shareholders will not be required to exchange their common stock certificates for new Newco common stock certificates. Following the effective time of the Reincorporation, any common stock certificates submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for the Newco common stock certificates. The Company’s shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.

Effect on Capital Stock

The Washington Charter currently authorizes the Company to issue up to 64,500,000 shares, consisting of (i) 62,500,000 shares of common stock and (ii) 2,000,000 shares of its preferred stock, par value $0.0001. The Delaware Charter will authorize the same number of shares of the authorized common stock and preferred stock. The Delaware Charter will also provide that the Board may authorize the issuance from time to time of shares of preferred stock in one or more series, and may specify the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof, pursuant to the Delaware Charter and Delaware law. Each share of preferred stock outstanding immediately prior to the effective time of the Reincorporation will automatically be converted into one share of preferred stock of Newco.

Effective Time

If this Proposal 4 is approved, the Reincorporation will become effective upon the filing of, or at the later date and time specified in (as applicable), each of the Plan of Conversion to be filed with the Secretary of State of Washington in accordance with the RCW and the Certificate of Conversion to be filed with the Secretary of State of Delaware in accordance with the DGCL. If the Reincorporation is approved, it is anticipated that the Board will cause the Reincorporation to be effected as promptly as reasonably possible following such approval. However, the Reincorporation may be delayed or terminated and abandoned by action of the Board at any time prior to the effective time, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be. If this Proposal 4 is approved by our shareholders, the

Reincorporation would become effective upon the filing (and acceptance thereof by the Delaware Secretary of State) of the Certificate of Conversion.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approvals or filings necessary in connection with the consummation of the Reincorporation will be the filing of the Plan of Conversion with the Secretary of State of Washington, the filing of the Certificate of Conversion with the Secretary of State of Delaware and filings with the SEC under the Exchange Act.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the RCW and the DGCL, as well as differences between the Company’s charter and bylaws before (the “Washington Charter” and “Washington Bylaws,” respectively) and after the Reincorporation, the Reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the RCW and the DGCL, the Washington Charter and the Delaware Charter, and the Washington Bylaws and the Delaware Bylaws. The Reincorporation will not result in a significant difference in the nature and scope of the business enterprise of the Company, or a significant change in the shareholders’ rights in the business enterprise of the Company.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and the Delaware Bylaws, on the one hand, and the RCW and the Washington Charter and Washington Bylaws, on the other hand. The summary below is qualified in its entirety by reference to the RCW, the Washington Charter, the Washington Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Provision	Washington	Delaware
Authorized Capital Stock

As of the date hereof, the Company’s authorized capital stock consists of (i) 62,500,000 shares of its common stock, par value $0.0001, and (ii) 2,000,000 shares of its preferred stock, par value $0.0001. The holders of common stock are entitled to one vote for each share on all matters voted on by all of the shareholders, and do not have any cumulative voting, conversion, redemption or preemptive rights.

The holders of the common stock are entitled to such distributions as may be authorized from time to time by the Board, provided that the Company makes such distribution out of available assets, and subject to the prior rights of holders of all classes of stock at the time having prior liquidation rights in connection with a liquidation, dissolution or winding up of the Company.

The preferred stock has the voting, dividend, liquidation, distribution preference, redemption and conversion rights set forth in the manner stated in the Washington Charter and as determined by the board from time to time.

Upon consummation of the Reincorporation, Newco’s authorized capital stock will consist of (i) 62,500,000 shares of its common stock, par value $0.0001, and (ii) 2,000,000 shares of its preferred stock, par value $0.0001.

Under the Delaware Charter and bylaws the holders of Newco’s common stock will be entitled to the same rights they had under the Washington Charter and Bylaws, except that, irrespective to Section 242(b)(2) of the DGCL, the number of authorized shares of common stock and preferred stock may be increased or decreased by the affirmative vote of the holders of a majority of the Company’s stockholders entitled to vote.

Under the Delaware Charter and Bylaws, the preferred stock holders will be allowed to the same rights they had under the Washington Charter.

Provision	Washington	Delaware
Number of Directors; Election; Removal; Filling Vacancies

The Washington Bylaws provides that the number of directors shall be not less than one and not more than seven persons. The directors are elected by the Company’s shareholders annually for terms of one year and hold their positions until their successors are elected and qualified, or until their earlier death, resignation or removal. The RCW permits a corporation to classify its board of directors so that less than all of the directors are elected each year to overlapping terms. The Washington Charter and Bylaws do not provide for a classified board of directors. Each newly elected director currently serves for a term of one year.

Under the RCW, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Washington Bylaws provide that any director may be removed, with or without cause, from office at any time, at a special shareholder meeting called for that purpose, and only by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. The Washington Bylaws provide that a vacancy on the Board, whether created as a result of death, resignation or otherwise, may be filled by the affirmative vote of a majority of the remaining directors of the Board in office, though less than a quorum of the Board.

The Delaware Bylaws will provide that the number of directors is fixed exclusively by resolution of the Board. Delaware law permits corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. The Delaware Charter will not provide for a classified board.

Under the DGCL, stockholders may remove one or more directors with or without cause. Our Delaware Charter and Bylaws do not provide for any removal of director provisions, and instead complies with the DGCL. The Delaware Bylaws provide that unless a director dies, resigns, or is removed, his or her term of office expires at the next annual meeting of shareholders, provided that a director shall continue to serve until his or her successor is elected or until there is a decrease in the authorized number of directors.

Under the Delaware Charter, vacancies on the Board may be filled by the stockholders, by the Board itself or, if the directors in office constitute less than a quorum, by the affirmative vote of the majority of the remaining directors. The Board will also have the power to fill any vacancies occurring in any of our elected officer positions. The Board will also be have the power to fill any vacancies in, to change the membership of, or to dissolve any committee the Board previously designated.

Cumulative Voting for Directors

Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors. Our Washington Charter does not provide for cumulative voting.

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter will not provide for cumulative voting.

Provision	Washington	Delaware
Business Combinations; Interested Transactions

Washington law imposes restrictions on certain transactions between a Washington publicly-traded corporation and certain significant shareholders. Chapter 23B.19 of the RCW prohibits a “target corporation,” with certain exceptions, from engaging in certain “significant business transactions” with an “acquiring person” who acquires 10% or more of the total number of votes entitled to be cast by the outstanding voting shares of a target corporation for a period of five years after such acquisition, unless the transaction or acquisition of shares is approved by a majority of the members of the target corporation’s board of directors prior to the date of the acquisition or, at or subsequent to the date of the acquisition, the transaction is approved by a majority of the members of the target corporation’s board of directors and approved at a shareholders’ meeting by the vote of at least two-thirds of the votes entitled to be cast by the outstanding voting shares of the target corporation, excluding shares owned or controlled by the acquiring person. The prohibited transactions include, among others, a merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the acquiring person, termination of 5% or more of the employees of the target corporation as a result of the acquiring person’s acquisition of 10% or more of the shares, or allowing the acquiring person to receive any disproportionate benefit as a shareholder. After the five-year period during which significant business transactions are prohibited, certain significant business transactions may occur if certain “fair price” criteria or shareholder approval requirements are met. Target corporations include all publicly-traded corporations incorporated under Washington law, as well as publicly traded foreign corporations that meet certain requirements.

In contrast to the comparable provisions under Delaware law, a Washington publicly-traded corporation is not permitted to exclude itself from these restrictions through a statement to that effect in its charter documents.

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter expressly elects to not be governed by Section 203 of the DGCL, and provides that the exceptions under Section 203 of the DGCL do not apply: (a) a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder and (ii) would not, at any time, within the three-year period immediately prior to the

Provision	Washington	Delaware

business combination between the Company and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership; or (b) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under the Delaware Charter of certain enumerated proposed transactions.

Limitation of Liability of Directors

The RCW permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve (i) intentional misconduct by the director or a knowing violation of law by a director, (ii) liability for unlawful distributions or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. The exclusions from a director’s limitation of liability are narrower and more specific under Washington law than under the comparable provisions of Delaware law, with the result that the scope of the release of liability may be broader under Washington law.

The Washington Charter provides, to the full extent of the RCW, that a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of conduct as a director.

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter will provide that, to the fullest extent permitted by the DGCL, a director of Newco shall have no personal liability to Newco or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.

Provision	Washington	Delaware
Indemnification of Officers and Directors

Both the RCW and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

The RCW provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

The RCW also provides that, unless a corporation’s articles of incorporation provide otherwise, (i) indemnification is mandatory if the director is wholly successful on the merits or otherwise in such a proceeding, and permits a director to apply for court-ordered indemnification and (ii) an officer of the corporation who is not a director is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification to the same extent as a director. The Washington Bylaws generally provide that the Company shall indemnify any person who was or is a party to any proceeding, by reason of the fact that he or she is or was a director or officer of the Company, against all losses, claims, damages, liabilities and expenses actually and reasonably incurred  by such director or officer in defending a proceeding shall be paid by the Company, provided that, with respect to proceedings seeking to enforce rights to indemnification, the Company will indemnify such director or officer in connection only with a proceeding initiated by the director or officer that was authorized or ratified by the Board. The Washington Bylaws also provide that the Company may purchase and maintain insurance on behalf of any director, officer, partner, trustee, employee or agent of the

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Charter and Delaware Bylaws generally provide that a director shall not be liable to Newco to the full extent that the DGCL allows to, except for proceedings to enforce rights to indemnification, the Company shall not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by the Board of Directors. The right to indemnification includes the right to be paid by Newco for the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

Provision	Washington	Delaware

Company or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Company would have the authority or right to indemnify the person against the expense under the RCW.

Special Meetings of Shareholders

Under the RCW, a corporation must hold a special meeting of shareholders upon request by the board of directors or by such persons authorized to do so by the articles of incorporation or bylaws. A corporation must also hold a special meeting of shareholders if the holders of at least ten percent of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting. The Washington Charter does not limit or deny the right of shareholders to call a special meeting.

The Washington Bylaws provide that special meetings of shareholders may be called by the Chairperson of the Board, the President, the Board or by holders of at least twenty five (25%) percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting.

Under the DGCL, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by the Newco Chairman of the Board or the Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board. The Delaware Charter specifically prohibits special meetings to be called by any other person except the ones listed above.

Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of preferred stock, if any, to vote separately as a series or class, may be taken without a meeting, to the extent so provided by the applicable certificate of designation.

Provision	Washington	Delaware
Amendment or Repeal of the Certificate of Incorporation

Under the RCW, a board of directors may amend the corporation’s articles of incorporation without shareholder approval (i) to change any provisions with respect to the par value of any class of shares, if the corporation has only one class of shares outstanding, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered office, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or change the number of authorized shares of that class in proportion to such forward or reverse split or (v) to change the corporate name. Other amendments to the articles of incorporation must be approved, in the case of a public company, by a majority of the votes entitled to be cast on the proposed amendment, provided that the articles of incorporation may

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment.

The Delaware Charter provides that, in addition to any vote required by applicable law, certain provisions of the Delaware Charter may be amended, altered, repealed or rescinded only by the affirmative vote of the holders of at least sixty six

Provision	Washington	Delaware

require a greater vote. The Washington Charter provides that, if shareholder approval is required, an amendment to the articles of incorporation may be approved by a majority of the votes in each voting group.

and two thirds percent (66 and 2/3%) of the total voting power of all outstanding shares of voting stock of the Company.
Amendment to Bylaws

The RCW provides that the board of directors may amend or repeal the corporation’s bylaws, or adopt new bylaws, unless (i) the articles of incorporation reserve this power exclusively to the shareholders or (ii) the shareholders, in amending, repealing or adopting a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The shareholders may also amend or repeal the corporation’s bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed by the board of directors.

The Washington Bylaws provide that the bylaws may be altered, amended or repealed by the Board, except that the Board may not amend or repeal any bylaw that the shareholders had expressly provided, in amending or repealing the bylaws. Under the Washington Bylaws the shareholders also have the right to alter, amend or repeal these byalws or adopt new bylaws.

Under the DGCL, the power to adopt, amend or repeal bylaws rests generally with the stockholders, although directors may amend the bylaws of a corporation if such right is expressly conferred upon the directors in its certificate of incorporation.

The Delaware Bylaws provide that the Board has the power to adopt, amend, alter or repeal the bylaws with the affirmative vote of a majority. The Delaware Bylaws may also be adopted, amended, altered or repealed by the stockholders, provided that in addition to any vote of the holders of any class or series of capital stock required under applicable law or the Delaware Charter, the affirmative vote of the holders of at least a majority  of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Delaware Bylaws.

Merger with Subsidiary

The RCW provides that, if the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of a subsidiary, the parent corporation may merge such subsidiary into itself without approval of the shareholders of the parent or subsidiary, or merge itself into the subsidiary without approval of the shareholders of the subsidiary. A merger of a parent corporation into a subsidiary will be governed by RCW 23B.11 applicable to mergers generally. The shareholders of the parent corporation are required to approve the plan to merge the parent into the subsidiary.

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Committees of the Board

The RCW provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. Under the RCW, each committee may exercise such powers of the board of directors as are specified by the board of directors; however, a committee may not (i) authorize or approve a distribution except in accordance with a general formula or method prescribed by the board of directors, (ii) approve or propose to shareholders any action that the RCW requires be approved by shareholders, (iii) fill vacancies on the board of directors or on any of its committees, (iv) amend the articles of incorporation, (v) adopt, amend or repeal bylaws, (vi) approve a plan of merger not requiring shareholder approval or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares except within limits specifically prescribed by the board.

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director or to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Provision	Washington	Delaware
Mergers, Acquisitions and Transactions with Controlling Shareholder

Under the RCW, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation. The Washington Charter reduces this requirement to a simple majority of votes entitled to be cast by a voting group.

The RCW also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger. The certificate of incorporation of Newco does not make any provision with respect to such mergers.

Provision	Washington	Delaware
Class Voting

Under the RCW, a corporation’s articles of incorporation may authorize one or more classes or series of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Additionally, under the RCW, classes or series of shares have, by default application, special voting rights with respect to certain corporate matters, such as certain amendments to the articles of incorporation and mergers and share exchanges. Under the RCW, a corporation’s articles of incorporation may expressly limit the rights of holders of a class or series to vote as a group with respect to certain amendments to the articles of incorporation and as to mergers and share exchanges, even though they may adversely affect the rights of holders of that class or series. The Washington Charter provides that the holders of all capital stock of the Company shall vote together as one class on all matters submitted to a vote of the shareholders.

The Washington Charter provides for class voting for holders in connection with: (i) any amendment to the Company’s articles of incorporation with respect to which such class or series would otherwise be entitled under the RCW to vote as a separate voting group, (ii) on any plan of merger or share exchange with respect to which such class or series would otherwise be entitled under the RCW to vote as a separate voting group, or (iii) any transaction pursuant to RCW 23B.12.020.

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes. The Delaware Charter provides that common stock holders, except as required by applicable law, cannot vote on any amendment of the Delaware Charter that relates solely to the rights, powers, preferences or other terms of the preferred stock holders, if the holders of those affected series are entitled to vote on such amendment pursuant to the Delaware Charter or applicable law.

The Delaware Charter provides that if preferred stock holders are entitled to vote together with the holders of the common stock as a single class, subject to the Delaware Charter or by applicable law, they shall do so. Further, amendment of certain provisions of the Delaware Charter require the affirmative vote of the holders of at least sixty six and two thirds percent (66 and 2/3%) of the total voting power of all the outstanding shares of voting stock of the Company voting together as a single class.

.

Preemptive Rights

Under Washington law, a shareholder has preemptive rights unless such rights are specifically denied in the articles of incorporation. The Washington Charter states that shareholders do not have any preemptive rights with respect to shares of stock or securities convertible into shares of stock of the Company.

Under Delaware law, a shareholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter states that stockholders do not have any preemptive rights with respect to shares of stock or securities convertible into shares of stock of this corporation, except to the extent provided by written agreement with the Company.

Provision	Washington	Delaware
Transactions with Officers and Directors

The RCW sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if, after disclosure of the material facts of such conflicting interest transaction (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case by no fewer than two qualified directors; or (ii) it is approved by a majority of all qualified shares; otherwise, there must be a showing that at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Stock Redemptions and Repurchases

Under the RCW, a corporation may repurchase or redeem its own shares provided that no repurchase or redemption may be made if, after giving effect to the repurchase or redemption (i) the corporation would not be able to pay its liabilities as they become due or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the repurchase or redemption, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those whose shares are being repurchased or redeemed.

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Proxies

Under the RCW, a proxy executed by a shareholder will remain valid for 11 months unless a longer period is expressly provided in the appointment, or unless it is revoked by such shareholder. A proxy will be irrevocable by the shareholder granting it if it includes a statement as to its irrevocable nature, and is coupled with an interest.

Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period.

Provision	Washington	Delaware
Consideration for Stock

Under the RCW, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or benefit to the corporation, having a value not less than the par value of the stock issued. Shares of stock without par value may be issued for such consideration as is determined from time to time by the board of directors, or by the stockholders if the certificate of incorporation so provides.

Shareholders Rights to Examine Books and Records

The RCW provides that upon five business days’ notice to the corporation a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings for the past three years, certain financial statements for the past three years, communications to shareholders within the past three years, list of the names and business addresses of the current directors and officers and the corporation’s most recent annual report delivered to the secretary of state. Upon five business days’ notice, so long as the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose, a shareholder may inspect and copy excerpts from minutes of any meeting of the board of directors or other records of actions of the board of directors, accounting records of the corporation and the record of shareholders.

The DGCL provides that any shareholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books by court order.

Provision	Washington	Delaware
Appraisal and Dissenters’ Rights

Under the DGCL and the RCW, shareholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger, though the availability of dissenter’s rights under the RCW occurs in more circumstances than under the DGCL. The merger necessary to effect the Reincorporation described in this proxy statement does not itself give rise to dissenter’s rights. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the RCW provide various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to the Court of Chancery or to a superior court of the county in Washington where a corporation’s principal office or registered office is located, respectively.

Delaware law provides an exception to a stockholder’s appraisal rights commonly known as the “market-out” exception. In accordance with this exception, appraisal rights will not be available if stockholders hold stock of a corporation that is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. There is no similar exception under Washington law. After the Reincorporation, Newco’s stock will continue to be traded on the Nasdaq, and therefore the market-out exception will apply to Newco’s common stock immediately after the Reincorporation. Holders of common stock will not have appraisal rights under Delaware law while the market-out exception is applicable, except in circumstances where such holders would receive consideration in a transaction other than (a) stock of the surviving corporation, (b) stock of any other corporation that is or will be listed on a national securities exchange or held by more than 2,000 stockholders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Also, Delaware appraisal rights procedures impose a heavier cost and burden on the dissenting stockholder while Washington puts the burden on the corporation. The RCW requires a corporation to pay dissenting shareholders the amount the corporation estimates to be the fair value of their shares, plus interest, generally within 30 days following the effective date of the corporate action, whereas under the DGCL, absent a settlement, shareholders exercising their appraisal rights will not receive any money for their shares until the entire proceeding concludes. Under certain circumstances, this difference with respect to timing of payment to shareholders exercising dissenter’s rights may make it more difficult for a person to exercise such rights.

This discussion of appraisal or dissenter’s rights is qualified in its entirety by reference to the DGCL and the RCW, which provide more specific provisions and requirements for dissenting shareholders.

Provision	Washington	Delaware
Dividends

The RCW provides that shares may be issued pro rata and without consideration to the corporation’s shareholders as a share dividend. The board of directors may authorize other distributions to its shareholders provided that no distribution may be made if, after giving it effect (i) the corporation would not be able to pay its liabilities as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Corporate Action Without a Shareholder Meeting

If the corporation is a public company, the RCW only permits action to be taken by shareholders without holding an actual meeting if the action is taken unanimously by all shareholders entitled to vote on the action. The Washington Bylaws provide that any action required or which may be taken at a meeting of shareholders of the Company may be taken without a meeting if the action is taken by unanimous consent or less than unanimous consent if (i) one or more consents are executed by shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted, (ii) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting shareholders and, if applicable, nonvoting shareholders, has been satisfied and (iii) the executed consents are delivered to the corporation for filing with the corporate records.

The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing.

The Delaware Bylaws and Charter provide that any action required or which may be taken at a meeting of shareholders of Newco may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action.

The Delaware Bylaws further provides that any action required or permitted to be taken at any meeting of the Board or committee thereof may be taken without a meeting if all members of the Board or committee

The Washington Bylaws also provide that any action that could be taken at a meeting of the Board or of any committee designated by the Board may be taken without a meeting if the action is taken by a unanimous written consent executed by all the directors or by all the members of the respective committee.

take the action by unanimous written consent.

Securities Act Consequences

The shares of Newco common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, Newco is relying on Rule 145(a)(2) under the Securities Act, which provides that a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Newco will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Shareholders, whose shares of our common stock or preferred stock are freely tradable before the Reincorporation, will continue to have freely tradable shares of Newco common stock or preferred stock. Stockholders holding restricted shares of Newco common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, Newco and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our shareholders prior to the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of Newco common stock or preferred stock on the date they acquired such shares of the Company.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences to U.S. holders (as defined below) of the Reincorporation, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, the U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder of our common stock, preferred stock or options, rights or warrants. The Company does not intend to request a ruling from the IRS or an opinion of counsel as to the U.S. federal income tax consequences of the Reincorporation.

This discussion is limited to U.S. holders that hold our common stock, preferred stock or options, rights or warrants as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	persons subject to the alternative minimum tax;

•	persons who are not U.S. holders

•

persons holding our common stock, preferred stock or options, rights or warrants as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	brokers, dealers or traders in securities;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons who hold or receive our common stock, preferred stock or options, rights or warrants pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, preferred stock or options, rights or warrants, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock, preferred stock or options, rights or warrants and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE REINCORPORATION ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our common stock, preferred stock or options, rights or warrants who is, for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust that (A) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (B) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Company believes that the Reincorporation constitutes a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization:

•	U.S. holders of common stock, preferred stock or options, rights or warrants will not recognize any gain or loss as a result of the consummation of the Reincorporation ;

•

the aggregate tax basis of shares of Newco common stock, preferred stock or options, rights or warrants received in the Reincorporation will be equal to the aggregate tax basis of the shares of common stock, preferred stock or options, rights or warrants converted therefor;

•

the holding period of the shares of Newco common stock, preferred stock or options, rights or warrants received in the Reincorporation will include the holding period of the shares of common stock, preferred stock or options, rights or warrants converted therefor; and

•	neither the Company nor Newco will recognize gain or loss as a result of the Reincorporation.

No ruling will be sought from the IRS with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the U.S. federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the Record Date will be required to approve the Reincorporation.

The Board unanimously recommends a vote “FOR” the Reincorporation to the State of Delaware.

PROPOSAL 5 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO A LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE PROPOSAL 4 OR IN THE ABSENCE OF A QUORUM

We are asking our shareholders to approve a proposal that will allow us to adjourn the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve Proposal 4 or if we do not have a quorum at the Annual Meeting. If our shareholders approve this proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against approval of Proposal 4. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of Proposal 4, such that Proposal 4 would be defeated, we could adjourn the Annual Meeting without a vote on the approval of Proposal 4 and seek to convince the holders of those shares to change their votes to votes in favor of approval of Proposal 4. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present at the Annual Meeting.

Our Board believes that it is in the best interests of our Company and our shareholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the above-referenced reasons.

Vote Required and Recommendation

If a quorum is not present at the Annual Meeting, Section 2, Subsection 2.8 of our bylaws states that a majority of the votes represented may adjourn the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approval Proposal 4 or in the absence of a quorum.

The Board unanimously recommends you vote “FOR” the proposal allowing the Board to adjourn the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 4 or in the absence of a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about beneficial ownership of our common stock by:

●	each of our directors;
●	each individual identified as an NEO in the section of this report titled “Executive Compensation,”
●	all of our directors and executive officers as a group; and
●	each shareholder known by us to beneficially own 5% or more of our common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire ownership of on or before June 13, 2023, which is 60 days from the Record Date, through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options, restricted stock units, and warrants that are exercisable on or before June 13, 2023 are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Applicable percentage of ownership is based on ClearSign’s 38,545,556 shares of common stock outstanding as of April 14, 2023.

	Amount of
	Beneficial
	Ownership		Percent
Name and Address of Beneficial Owner (1)	(2)		of Class
Directors and Officers:
Colin James Deller	997,967	(3)	2.6%
Brent Hinds	138,523	(4)	0.3%
Robert T. Hoffman	7,769,734	(5)	20.2%
Judith S. Schrecker	17,000	(6)	—%
Gary DiElsi	—	(7)	—%
Catharine M. de Lacy	—	(8)	—%
All Directors and Executive Officers as a Group (6 persons)	8,923,224		23.1%

(1)	The address of each officer and director is 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133.
(2)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally assigned to the person holding voting power and/or investment power with respect to securities. With the exception of the securities beneficially owned by our officers and directors and their affiliates, the ownership of the shares of common stock listed above were determined using public records. These amounts are based upon information available to the Company as of the date of this filing.
(3)	Includes common stock holdings of 109,806 shares and options to purchase 888,161 shares of common stock which may be exercised on or before June 13, 2023. Excludes options to purchase 480,000 shares of common stock none of which will vest on or before June 13, 2023.
(4)	Includes common stock holdings of 59,135 shares and options to purchase 79,388 shares of common stock which may be exercised on or before June 13, 2023. Excludes 30,380 shares of restricted stock units and options to purchase 33,400 shares of common stock none of which will vest on or before June 13, 2023.

(5)	Includes common stock holdings of 123,672 shares and options to purchase 186,500 shares of common stock which may be exercised on or before June 13, 2023. Excludes 151,460 shares of restricted stock units none of which is expected to vest on or before June 13, 2023. Mr. Hoffman is the managing member of GPclirSPV LLC, which is the managing member of clirSPV LLC, the owner of 7,459,562 shares of common stock.
(6)	Includes options to purchase 17,000 shares of common stock which may be exercised on or before June 13, 2023. Excludes 177,176 shares of restricted stock units none of which is expected to vest on or before June 13, 2023.
(7)	Excludes 84,463 shares of restricted stock units none of which is expected to vest on or before June 13, 2023.
(8)	Excludes 32,926 shares of restricted stock units none of which is expected to vest on or before June 13, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment by clirSPV LLC

Robert T. Hoffman Sr., one of our directors, is the managing member of GPCLIRSPV LLC, which is the managing member of clirSPV LLC (the “SPV”). Mr. Hoffman has voting and investment control over the shares of common stock owned by the SPV.

In connection with a private placement of the Company’s common stock pursuant to a Stock Purchase Agreement dated July 12, 2018, the Company granted the SPV a right to purchase certain new equity securities that the Company sells for the purpose of raising capital on terms and conditions no different from those offered to other purchasers (the “Participation Right”) so that it could maintain a 19.99% percentage ownership (the Percentage Ownership“) of the Company’s outstanding common stock. The Participation Right will expire on December 31, 2023. Further, in conjunction with this investment made by the SPV, we entered into a Voting Agreement with SPV pursuant to which Mr. Hoffman was named as a director.

The purpose of the Participation Right is to allow the SPV to keep its Percentage Ownership. In no event may the SPV exercise the Participation Right to the extent it would cause the SPV to own 20% or more of the Company’s then outstanding shares of common stock or hold shares with 20% or more of the voting power of the Company. The Company and the SPV entered into a written waiver dated December 18, 2020, pursuant to which the SPV waived its right to exercise the Participation Right in connection with this offering. In lieu of participating in this offering, the Company and the SPV agreed that, for each sale of no less than 100,000 shares of our common stock to a single investor (each such sale, a “Block Trade”) made in this offering, the SPV may, for a period of 20 business days following such Block Trade, purchase from the Company at the price sold to such investor in the Block Trade, unregistered shares of our common stock up to a number of shares of common stock that will allow the SPV to maintain the Percentage Ownership.

Because certain elements of this Participation Right, such as the notice provisions and closing period, are not compatible with raising capital in a public offering, on May 26, 2022 (the “Waiver Date”), the SPV agreed to waive the notice requirements and other related closing mechanics for such Participation Right (the “Waiver”). In exchange for such Waiver, we and the SPV agreed that, following the Waiver Date, the SPV may purchase from us, at the price sold to the investors in an offering, unregistered shares of our common stock in a number that will allow it to maintain the Percentage Ownership our outstanding common stock, provided that clirSPV LLC notifies us that it will exercise such right within 30 days following the final closing of this offering and the completion of such purchase must occur within six (6) business days of the final closing.

In addition, the Company and the SPV have agreed that effective upon the Investor Holder Consent (as defined below), the Participation Right, subject to the Waiver and modification contained therein, will be extended from December 31, 2023 to such date that the holders of two-thirds of the outstanding units of the SPV agree (the “Investor Holder Consent”) to extend such holder’s existing agreement that he/she/it will have no right to force a redemption of his/her/its interests in the SPV; provided, however, that the SPV provides written notice to the Company of the Investor Holder Consent prior to December 31, 2023 and the Participation Right will in no event extend beyond June 30, 2027.

Pursuant to the SPV’s Participation Right, on July 8, 2022, the SPV exercised such right and purchased 1,591,594 shares of Common Stock at $1.11 per share.

The above description of the Waiver is qualified in its entirety by reference to the full text of the Waiver, a copy of which is filed as Exhibit 10.1 of our Current Report on Form 8-K, filed with the SEC on May 31, 2022.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND SHAREHOLDER PROPOSALS

Shareholder proposals are reviewed by the Corporate Secretary for compliance with the requirements for such proposals, which are set forth in Regulation 14a-8 of the Exchange Act. Shareholder proposals that meet these requirements will be summarized by the Corporate Secretary. Summaries and copies of the shareholder proposals are circulated to the Chairman of the Board.

Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2022 Annual Meeting of shareholders must be received by us no later than December 23, 2023, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Shareholder proposals should be addressed to our Corporate Secretary at 8023 East 63rd Place, Suite 101, Tulsa, Oklahoma 74133.

Recommendations from shareholders that are received after the deadline likely will not be considered timely for consideration by the Board for next year’s Annual Meeting.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, which includes certain financial information about ClearSign, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: our Corporate Secretary, ClearSign Technologies Corporation, 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133. Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to shareholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.clearsign.com, under the heading “Investors-Investor Information-SEC Filings”.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of our proxy materials, we will send a copy to you if you address your written request to, or call, Brent Hinds, Vice President and Controller, 8023 East 63rd Place Suite 101 Tulsa, Oklahoma 74133, telephone number (918) 935-4898.

APPENDIX A

CERTIFICATE OF CONVERSION

OF

CLEARSIGN TECHNOLOGIES CORPORATION

(a Washington corporation)

to

CLEARSIGN TECHNOLOGIES CORPORATION

(a Delaware corporation)

_______________________________________

Pursuant to Section 265 of the Delaware General Corporation Law

1)	The jurisdiction where the non-Delaware Corporation first formed is: Washington.

2)	The jurisdiction immediately prior to filing this Certificate of Conversion is: Washington.

3)	The date the non-Delaware Corporation first formed is: January 23, 2008.

4)	The name of the non-Delaware Corporation immediately prior to filing this Certificate of Conversion is: ClearSign Technologies Corporation.

5)	The name of the Corporation as set forth in the attached Certificate of Incorporation is: ClearSign Technologies Corporation.

IN WITNESS WHEREOF, the undersigned, being duly authorized to sign on behalf of the converting non-Delaware Corporation has executed this Certificate of Conversion on the ___ day of _________, 2023.

CLEARSIGN TECHNOLOGIES CORPORATION,
a Washington corporation

By:
Name:
Title:

APPENDIX B

DELAWARE CHARTER

CERTIFICATE OF INCORPORATION
OF
CLEARSIGN TECHNOLOGIES CORPORATION

The undersigned, a corporation organized and existing under the laws of the State of Delaware adopts the following Certificate of Incorporation:

ARTICLE I.

The name of the corporation is ClearSign Technologies Corporation (the “Corporation”).

ARTICLE II.

The address of the Corporation’s registered office in the State of Delaware is 2140 South Dupont Hwy, Camden, DE 19934, and the name of the Corporation’s registered agent at such address is Parasec.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as it now exists or may hereafter be amended and supplemented (the “DGCL”).

ARTICLE IV

The total number of shares of capital stock that the Corporation shall have authority to issue is up to 64,500,000 shares, consisting of: (i) 62,500,000 shares of common stock, having a par value of $0.0001 per share (the “Common Stock”); and (ii) 2,000,000 shares of preferred stock, having a par value of $0.0001 per share (the “Preferred Stock”).

ARTICLE V

The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:

1. Common Stock

(a) General. The voting, dividend, liquidation and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) and outstanding from time to time.

(b) Voting. Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law, holders of the Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Except as otherwise required in this Certificate of Incorporation or by applicable law, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, such holders of Preferred Stock shall vote together with the holders of Common Stock as a single class.

(c) Dividends. Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.

(d) Liquidation. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

(e) Merger, Consolidation, Tender or Exchange Offer. All shares of the Common Stock shall, as among each other, have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (1) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of Common Stock shall receive the same form of consideration, if any, and at least the same amount of consideration, if any, on a per share basis, and (2) in the event of (a) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (b) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of Common Stock shall be entitled to receive the same form of consideration, if any, and at least the same amount of consideration, if any, on a per share basis.

(f) Transfer Rights. Subject to applicable law and the transfer restrictions set forth in Article VII of the bylaws of the Corporation (as such bylaws may be amended from time to time, the “Bylaws”), shares of Common Stock and the rights and obligations associated therewith shall be fully transferable to any transferee.

(g) Preemptive Rights. No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this Corporation, except to the extent provided by written agreement with the Corporation.

2. Preferred Stock

(a)	General. Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.
(b)	Issuances. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Certificate of Incorporation (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any Certificate of Designation).

(c)	Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE VI

The provisions of this Article VI are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and stockholders.

1. Authority; Number of Directors. Except as otherwise expressly provided by the DGCL or this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors in accordance with the Bylaws.

2. Term. Each Director shall hold office until the next annual election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

3. Removal. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

4. Vacancies. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term or until his or her earlier death, resignation, retirement, disqualification, or removal.

5. Special Voting Rights. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article VI, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph 1 of this Article VI, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

6. Powers. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws, subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to adopt, amend or repeal the Bylaws. The stockholders of the Corporation shall also have the power to adopt, amend or repeal the Bylaws; provided, that in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.

7. Election of Directors by Ballot. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VII

1. Special Meeting. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors, Chief Executive Officer of the Corporation, or the Board of Directors pursuant to a resolution adopted by a majority of the Board of the Directors, and, except to the extent otherwise provided in the Bylaws, the ability of any other person or persons, including the stockholders, to call a special meeting is hereby specifically denied. Any such special meeting so called may be postponed, rescheduled or cancelled by the Board of Directors or other person calling the meeting.

(a) Notwithstanding Article VII(1), any action required or permitted to be taken by the holders of any series of Preferred Stock, if any, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

2. Stockholder Nominations. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes identified in the notice of meeting.

ARTICLE VIII

No director of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VIII, or the adoption of any provision of the Certificate of Incorporation of the Corporation inconsistent with this Article VIII, shall not adversely affect any right or protection of a director of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

ARTICLE IX

1. Section 203 of the DGCL. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL, and instead the provisions of Article XIII(B)-(D) below shall apply, for so long as the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act of 1934, as amended (the “Exchange Act”).

2. Interested Stockholders. The Corporation shall not engage in any business combination with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

(b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty five percent (85%) of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c) at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least sixty six and two-thirds percent (66 and 2/3%) of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

3. Exceptions. The restrictions contained in the foregoing Article IX(2) shall not apply if:

(a) a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder and (ii) would not, at any time, within the three-year period immediately prior to the business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership; or

(b) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this Article XIII(C)(2), (ii) is with or by a person who either was not an interested stockholder during the previous three (3) years or who became an interested stockholder with the approval of the Board of Directors and (iii) is approved by a majority of the directors then in office (but not less than one) who were directors prior to any person becoming an interested stockholder during the previous three (3) years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required), (y) a sale, lease, exchange, mortgage, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly owned subsidiary or to the Corporation) having an aggregate market value equal to fifty percent (50%) or more of either that aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation or (z) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding voting stock of the Corporation. The Corporation shall give not less than twenty (20) days’ notice to all interested stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the second sentence of this Article VIII(C)(2).

4. Definitions. For purposes of this Article XIII, references to:

(1) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(2) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of the voting power thereof; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(3) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

a. any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation subsection (B) of this Article VIII is not applicable to the surviving entity;

b. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

c. any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (ii) pursuant to a merger under Section 251(g) of the DGCL; (iii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (iv) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (v) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (iii) through (v) of this subsection shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

d. any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

e. any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (a) through (d) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(4) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this subsection (D) of Article VIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(5) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Stockholder Party, any Stockholder Party Direct Transferee, any Stockholder Party Indirect Transferee or any of their respective affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below.

(6) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

a. beneficially owns such stock, directly or indirectly;

b. has (i) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (ii) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

c. has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (ii) of subsection (b) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(7) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(8) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(9) “Stockholder Party Direct Transferee” means any person that acquires (other than in a registered public offering) directly from any Stockholder Party or any of its successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of fifteen percent (15%) or more of the then outstanding voting stock of the Corporation.

(10) “Stockholder Party Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Stockholder Party Direct Transferee or any other Stockholder Party Indirect Transferee beneficial ownership of fifteen percent (15%) or more of the then outstanding voting stock of the Corporation.

(11) “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall be calculated on the basis of the aggregate number of votes applicable to all shares of such voting stock, and by allocating to each share of voting stock, that number of votes to which such share is entitled.

ARTICLE X

1. Indemnification. The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by the DGCL, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article X shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Corporation of an undertaking by or on behalf of the director or officer receiving advancement to repay the amount advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation under this Article X. Any amendments to or repeal of this Article shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article X to directors and officers of the Corporation. The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise. Any repeal or modification of this Article X by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director, officer, employee or agent of the Corporation (collectively, the “Covered Persons”) existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

2. Other Indemnitors. The Corporation hereby acknowledges that certain Covered Persons may have rights to indemnification and advancement of expenses (directly or through insurance obtained by any such entity) provided by one or more third parties (collectively, the “Other Indemnitors”), and which may include third parties for whom such Covered Person serves as a manager, member, officer, employee or agent. The Corporation hereby agrees and acknowledges that notwithstanding any such rights that a Covered Person may have with respect to any Other Indemnitor(s), (i) the Corporation is the indemnitor of first resort with respect to all Covered Persons and all obligations to indemnify and provide advancement of expenses to Covered Persons, (ii) the Corporation shall be required to indemnify and advance the full amount of expenses incurred by the Covered Persons, to the fullest extent required by law, the terms of this Certificate of Incorporation, the Bylaws, any agreement to which the Corporation is a party, any vote of the stockholders or the Board of Directors, or otherwise, without regard to any rights the Covered Persons may have against the Other Indemnitors and (iii) to the fullest extent permitted by law, the Corporation irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Other Indemnitors with respect to any claim for which the Covered Persons have sought indemnification from the Corporation shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of any such advancement or payment to all of the rights of recovery of the Covered Persons against the Corporation. These rights shall be a contract right, and the Other Indemnitors are express third party beneficiaries of the terms of this paragraph. Notwithstanding anything to the contrary herein, the obligations of the Corporation under this paragraph shall only apply to Covered Persons in their capacity as Covered Persons.

ARTICLE XI

1 Choice of Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) and any appellate court thereof shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding (“Proceeding”) brought on behalf of the Corporation, (ii) any Proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any Proceeding arising pursuant to any provision of the DGCL or the Bylaws or this Certificate of Incorporation (as either may be amended from time to time), (iv) any Proceeding as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (v) any Proceeding asserting a claim against the Corporation or any current or former director, officer or stockholder governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Notwithstanding the foregoing, the provisions of this Article XI(A) shall not apply to suits brought to enforce any liability or duty created by the Securities Act, the Exchange Act or any other claim for which the federal courts of the United States have exclusive jurisdiction.

2. Jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

3. Notice. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XI.

ARTICLE XII

The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate of Incorporation or in the future. In addition to the foregoing, unless the Corporation and a director or officer of the Corporation otherwise agree in writing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ARTICLE XIII

1. Amendments. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, in addition to any vote required by applicable law, the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote; provided, however, that Article IX and Article X may only be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 and 2/3%) of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class

2. Severability. If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

IN WITNESS WHEREOF, this Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ____ day of ___________, 2023.

By:
Name:
Title:

APPENDIX C

PLAN OF CONVERSION

of

CLEARSIGN TECHNOLOGIES CORPORATION

(a Washington corporation)

to

CLEARSIGN TECHNOLOGIES CORPORATION

(a Delaware corporation)

This PLAN OF CONVERSION, dated as of _______________, 2023 (including all of the exhibits attached hereto, this “Plan”), is hereby adopted by CLEARSIGN TECHNOLOGIES CORPORATION, a Washington corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Washington corporation to a Delaware corporation pursuant to §23B.09.020 et. seq. of the Revised Code of Washington, as amended (the “RCW”) and §265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Washington;

WHEREAS, the conversion of a Washington corporation into a Delaware corporation is permitted under §23B.09.020 et. seq. of the RCW and §265 of the DGCL;

WHEREAS, the Company’s board of directors have determined that it is advisable, fair and in the best interest of the Company and its shareholders to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with §23B.09.020 et. seq. of the RCW and §265 of the DGCL and have recommended to the shareholders that they approve this Plan;

WHEREAS, the requisite amount of the Company’s shareholders have accepted the recommendation of the Company’s board of directors and have determined that it is advisable and in the best interests of the Company to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with §23B.09.020 et. seq. of the RCW and §265 of the DGCL

WHEREAS, the form, terms, conditions and provisions of this Plan have been duly authorized, approved and adopted by the Company’s board of directors and the requisite amount of the Company’s shareholders, in accordance with §23B.09.020 et. seq. of the RCW and §265 of the DGCL.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.	Conversion; Effect of Conversion.

(a)            At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Washington corporation to a Delaware corporation pursuant to §23B.09.010 et. seq. of the RCW and §265 of the DGCL (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Washington (January 23, 2008). The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the RCW and DGCL.

(b)           At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Converted Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c)            The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)           At the Effective Time, the name of the Converted Company shall be:

ClearSign Technologies Corporation

(e)            The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2.              Filings. As promptly as practicable following the date hereof, the Company shall cause the following to occur in order to effect the Conversion:

(a)            execute and file (or cause to be executed and filed) a Certificate of Conversion pursuant to §103 and §265 of the DGCL in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware; and

(b)           execute and file (or cause to be executed and filed) a Certificate of Incorporation of ClearSign Technologies Corporation, that complies with the DGCL, in the form attached hereto as Exhibit B (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware; and

(c)            execute and file (or cause to be executed and filed) a Cover Sheet for Conversion of Business Entity attaching the required documents that complies with the RCW, in a form reasonably acceptable to any officer of the Company (the “WA Conversion Documents”) with the Secretary of State of the State of Washington.

3.              Effective Time. The Conversion shall become effective upon the filing and effectiveness of the (a) Delaware Certificate of Conversion and (b) Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware (the time of the effectiveness of the Conversion, the “Effective Time”). As promptly as practicable thereafter, the Company shall cause the filing of the WA Conversion Documents with the Secretary of State of the State of Washington.

4.              Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of the issued common stock, par value $0.0001 per share, of the Company (the “Company’s Common Stock”) shall convert at a ratio of 1 to 1 (the “Common Conversion Ratio”) into one validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Converted Company (the “Converted Company’s Common Stock”).

5.              Effect of Conversion on Preferred Stock. There are no shares of preferred stock issued and outstanding.

6.              Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of the Company’s Common Stock immediately prior to the Effective Time shall be automatically cancelled, without any action on the part of the holder of the Company, and a replacement certificate representing the same number of shares of the Converted Company’s Common Stock, shall be issued in its place, such certificate shall display the Converted Company’s name, corporate seal and state of incorporation.

7.              Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

8.              Effect of Conversion on Directors and Officers. The officers and directors of the Company immediately prior to the Effective Time shall be the same officers and directors of the Converted Company immediately after the Effective Time.

9.              Delaware Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form attached hereto as Exhibit C (the “Delaware Bylaws”), and the Converted Company’s board of directors shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

10.           Amendment. Subject to applicable law, this Plan may be amended, supplemented or modified at any time by the Company or the Converted Company.

11.           Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the board of directors of the Company if, in the opinion of the board of directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

12.           Facsimile Signatures. This Plan may be executed by facsimile or electronic signature.

13.           Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

14.           Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan; provided that the provisions of Section 1 are material to the Plan and are not severable if found to be prohibited by or invalid under applicable law.

15.           Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof, except with respect to provisions of this Plan relating to the internal laws of the State of Washington and the process of converting from a Washington corporation to a foreign corporation thereunder, which shall be construed in accordance with and governed by the laws of the State of Washington.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Plan of Conversion to be duly executed by ______________________, its duly authorized _____________, to be effective as of the date first above written.

CLEARSIGN TECHNOLOGIES CORPORATION
a Washington corporation

By:
Name:
Title:

APPENDIX D

DELAWARE BYLAWS

BYLAWS

OF

CLEARSIGN TECHNOLOGIES CORPORATION

(THE “CORPORATION”)

Article I
OFFICES
Section 1.1.Registered Office. The address of the Corporation’s registered office in the State of Delaware is 2140 South Dupont Hwy, Camden, DE 19934, and the name of the Corporation’s registered agent at such address is Parasec.
Article II
STOCKHOLDERS MEETINGS

Section 2.1 Annual Meetings. The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2.Special Meetings. Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, or a Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

Section 2.3.Notices. Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4.Quorum. Except as otherwise provided by applicable law, the Corporation’s Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5.Voting of Shares.

(a)Voting Lists. The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.
(b)Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c)Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority. No stockholder shall have cumulative voting rights.
(i)A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii)A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d)Required Vote. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e)Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6.Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7.Advance Notice for Business.

(a)Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i)In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii)To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
(iii)The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(iv)In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.
(c)Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8.Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of a Chief Executive Officer or if a Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a)the establishment of an agenda or order of business for the meeting; (b)rules and procedures for maintaining order at the meeting and the safety of those present; (c)limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d)restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e)limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9.Consents in Lieu of Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section and the DGCL to the Corporation, written consents signed by a sufficient number of holders entitled to vote to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Article III
DIRECTORS
Section 3.1.Powers; Number; Tenure. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board. Unless a director dies, resigns, or is removed, his or her term of office shall expire at the next annual meeting of shareholders but a director shall continue to serve until his or her successor is elected or until there is a decrease in the authorized number of directors.
Section 3.2.Advance Notice for Nomination of Directors.
(a)Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b)In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i)in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii)in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.
(c)Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d)To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e)If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

Section 3.3.Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
Article IV
BOARD MEETINGS
Section 4.1.Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2.Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.

Section 4.3.Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i)at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii)at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii)at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4.Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5.Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6.Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of a Chief Executive Officer or if a Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Article V
COMMITTEES OF DIRECTORS
Section 5.1.Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2.Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 5.3.Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4.Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
Article VI
OFFICERS
Section 6.1.Officers. The officers of the Corporation elected by the Board shall be one or more Chief Executive Officers, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman of the Board, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. Any Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by any Chief Executive Officer or President, as may be prescribed by the appointing officer.
(a)Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person and may be held by more than one person.

(b)Chief Executive Officer. One or more Chief Executive Officers shall be the chief executive officer(s) of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person and may be held by more than one person.
(c)President. The President shall make recommendations to any Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of any Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and a Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.
(d)Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.
(e)Secretary.
(i)The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, any Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.
(ii)The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.
(f)Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(g)Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, any Chief Executive Officer or the President may authorize).
(h)Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2.Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by any Chief Executive Officer or President may also be removed, with or without cause, by any Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by any Chief Executive Officer or President may be filled by any Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3.Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4.Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

Article VII
SHARES
Section 7.1.Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.
Section 7.2.Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.
Section 7.3.Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, any Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4.Consideration and Payment for Shares.

(a)Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b)Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5.Lost, Destroyed or Wrongfully Taken Certificates.
(a)If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b)If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6.Transfer of Stock.
(a)If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i)in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii)(A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii)the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;
(iv)the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v)such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b)Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7.Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.
Section 7.8.Effect of the Corporation’s Restriction on Transfer.
(a)A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.
(b)A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i)the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii)the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.
Section 7.9.Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
Article VIII
INDEMNIFICATION
Section 8.1.Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2.Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.
Section 8.3.Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4.Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5.Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 8.6.Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7.Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation..
Section 8.8.Certain Definitions. For purposes of this Article VIII, (a)references to “other enterprise” shall include any employee benefit plan; (b)references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c)references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d)a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.
Section 8.9.Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10.Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a)the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b)to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
Article IX
MISCELLANEOUS
Section 9.1.Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2.Fixing Record Dates.
(a)In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 9.3.Means of Giving Notice.
(a)Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i)in writing and sent by mail, or by a nationally recognized delivery service, (ii)by means of facsimile telecommunication or other form of electronic transmission, or (iii)by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(b)Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c)Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d)Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(e)Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1)notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2)all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 9.4.Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5.Meeting Attendance via Remote Communication Equipment.
(a)Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(i)participate in a meeting of stockholders; and
(ii)be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.
(b)Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6.Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.
Section 9.7.Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8.Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, any Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board , any Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9.Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10.Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11.Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.
Section 9.12.Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, any Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13.Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, any Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, any Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.
Section 9.14.Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, any Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15.Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000606441_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Robert T. Hoffman Sr. 02) Gary J. DiElsi 03) Colin James Deller 04) Catharine M. de Lacy 05) Judith S. Schrecker CLEARSIGN TECHNOLOGIES CORP 8023 E. 63RD PL. SUITE 101 TULSA, OK 74133 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/05/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CLIR2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/05/2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2. Approve, on an advisory basis, the appointment of BPM CPA LLP. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approve, on an advisory basis, the compensation paid to the Company's named executive officers. 4. Approve our reincorporation from the State of Washington to the State of Delaware. 5. Approve one or more adjournments of the Annual Meeting in certain circumstances. NOTE: Transact any other business as may properly come before the Annual Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED APRIL 14, 2023

0000606441_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com CLEARSIGN TECHNOLOGIES CORPORATION Annual Meeting of Shareholders June 6, 2023 1:00 PM Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Colin James Deller and Brent Hinds, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CLEARSIGN TECHNOLOGIES CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM Central Time on June 6, 2023, at www.virtualshareholdermeeting.com/CLIR2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side